Registration Nos. 002-93131

811-04044

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 37	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 39	☒
(Check appropriate box or boxes.)

PARNASSUS FUNDS

(Exact Name of Registrant as Specified in Charter)

1 Market Street
Suite 1600
San Francisco, California	94105
(Address of Principal Executive Offices)	(Zip Code)

(415) 778-0200

(Registrant’s Telephone Number, including Area Code)

Jerome L. Dodson	Copy to:
Parnassus Investments	Peter D. Fetzer
1 Market Street	Foley & Lardner LLP
Suite 1600	777 East Wisconsin Avenue
San Francisco, California 94105	Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing become effective (check appropriate box):

☒	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a) (1)
☐	on (date) pursuant to paragraph (a) (1)
☐	75 days after filing pursuant to paragraph (a) (2)
☐	on (date) pursuant to paragraph (a) (2) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS	MAY 1, 2013

PARNASSUS FUNDS®

Parnassus FundSM	PARNX

Parnassus Equity Income FundSM – Investor Shares	PRBLX

Parnassus Equity Income Fund – Institutional Shares	PRILX

Parnassus Mid-Cap FundSM	PARMX

Parnassus Small-Cap FundSM	PARSX

Parnassus Workplace Fund®	PARWX

Parnassus Asia FundSM	PAFSX

Parnassus Fixed-Income FundSM	PRFIX

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission (SEC), and the SEC has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Prospectus • 2013	PARNASSUS FUNDS

SUMMARY SECTION

Parnassus Fund

Investment Objective

The Parnassus Fund has the overall investment objective of capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Parnassus Fund.

Parnassus Fund
Annual Fund Operating Expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65
Distribution (12b-1) Fees	None
Other Expenses	0.25
Service Fees	0.07
All remaining other expenses	0.18
Total Annual Fund Operating Expenses	0.90

For additional information about the Parnassus Fund’s expenses, please see “Financial Highlights” in the prospectus.

Example

This example is intended to help you compare the cost of investing in the Parnassus Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$92	$287	$498	$1,108

Portfolio Turnover

The Parnassus Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 52.7% of the average value of its portfolio.

Principal Investment Strategies

The Parnassus Fund invests in undervalued stocks. This Fund follows a “contrarian” strategy of seeking to invest in stocks that are currently out of favor with the financial community and are therefore, in the opinion of the Fund’s investment adviser (Adviser), deeply undervalued. The Adviser expects that if these undervalued companies are financially strong and have good prospects for the future, they will come back into favor and increase in market value. The Parnassus Fund is a “multi-cap” fund in that it can invest in companies of any size, from larger, well-established companies to smaller companies with market capitalizations below $1 billion. The Fund invests mainly in domestic stocks of companies that are financially sound and have good prospects for the future, and to a lesser extent may also invest in foreign securities of similar companies. To determine a company’s prospects, the Adviser reviews the company’s income statement, cash flow statement and balance sheet, and analyzes the company’s sustainable strategic advantage and management team. Upon initial investment, stocks must be trading below their intrinsic value, which means that the Adviser seeks to purchase stocks trading at discounts to the Adviser’s assessment of the companies’ estimated value. The Adviser also takes environmental, social and governance factors into account in making investment decisions. The Fund will sell a security if the Adviser believes a company’s fundamentals will deteriorate or if it believes a company’s stock has little potential for appreciation.

PARNASSUS FUNDS	Prospectus • 2013

Principal Risks

All investments involve risk, and investing in the Parnassus Fund is no exception. You could lose money investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. The Fund is intended for investors who can accept that there will be fluctuations in value. Investments in the Fund are not deposits, endorsements or guarantees of any bank and are not insured by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s principal risks include the following:

■

Stock Market Risk. The Fund invests in common stocks, whose prices fluctuate in response to the fortunes of individual companies and in response to general market and economic conditions both in the U.S. and abroad. The Fund’s holdings can vary significantly from broad stock market indices.

■

Large-Capitalization Company Risk. Large-capitalization companies may be unable to respond quickly to new competitive challenges and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

■

Small- and Mid-Capitalization Company Risk. This is a “multi-cap” fund. In addition to large-cap companies, the Fund may invest in small- and/or mid-cap companies, which can be particularly sensitive to changing economic conditions since they do not have the financial resources or the well-established businesses of large-cap companies. Relative to the stocks of large-cap companies, the stocks of small- and mid-cap companies are often thinly traded, and purchases and sales may result in higher transaction costs. Also, small-cap companies tend to perform poorly during times of economic stress.

■

Management Risk. The Adviser may be wrong in its assessment of a company’s value and/or the stocks the Fund holds may not reach what the Adviser believes are their full values. From time to time, “value” investing falls out of favor with investors, and during those periods the Fund’s relative performance may suffer.

■

Foreign Securities Risk. The Fund may invest up to 20% of its assets in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.

Performance Information

The bar chart and table that follow contain information that allows you to evaluate the Parnassus Fund’s performance using several measures, such as yearly changes in performance, best and worst quarterly returns, and average annual total returns before and after taxes compared to a broad measure of market performance. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund’s website, www.parnassus.com, or by calling toll-free at (800) 999-3505.

During the ten-year period shown in the bar chart, the highest return for a quarter was 19.9% (quarter ended September 30,
2009), and the lowest return for a quarter was a loss of 26.6%
(quarter ended December 31, 2008).

Below is a table comparing the performance of the Parnassus
Fund with that of the S&P 500 Index and the Lipper Multi-Cap
Core Average. Figures are average annual returns for the one-, five- and ten-year periods ended December 31, 2012. The table is intended to demonstrate the risk of investing in the
Parnassus Fund by showing how the Fund’s average annual
total returns, before and after taxes, compare with a stock index and a group of similar mutual funds, and also how the Fund's performance varies from year to year.

Prospectus • 2013	PARNASSUS FUNDS

Parnassus Fund
Average Annual Total Returns (%)	One Year	Five Years	Ten Years
(all periods ended December 31, 2012)
Return before Taxes	26.04	6.37	7.41
Return after Taxes on Distributions	24.33	5.69	6.57
Return after Taxes on Distributions and Sale of Fund Shares	18.83	5.35	6.07
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	16.00	1.66	7.09
Lipper Multi-Cap Core Average	15.09	0.98	7.41

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The Adviser

Parnassus Investments is the investment adviser to the Parnassus Fund. For more information on the Adviser, please see “Management of the Funds” in the prospectus and “The Adviser” in the statement of additional information.

Portfolio Managers

Jerome L. Dodson is the lead Portfolio Manager of the Parnassus Fund and has been a portfolio manager of the Fund since its inception in 1984. He is the President of Parnassus Investments, and is also President and a Trustee of the Parnassus Funds. Mr. Dodson has been with Parnassus Investments since founding the firm in 1984.

Ian Sexsmith is a Portfolio Manager of the Parnassus Fund and has served in this capacity since 2013. He is also a Senior Research Analyst at Parnassus Investments, where he has worked since 2011.

Romahlo I. Wilson is a Portfolio Manager of the Parnassus Fund and has served in this capacity since 2013. He is also a Senior Research Analyst at Parnassus Investments, where he has worked since 2011.

For more information, please see “Management of the Funds” in the prospectus and “Portfolio Managers” in the statement of additional information.

For important information about the purchase and sale of Fund shares, tax information and payments to financial intermediaries, please turn to “Additional Summary Information” on page 22 of the prospectus.

PARNASSUS FUNDS	Prospectus • 2013

Parnassus Equity Income Fund

Investment Objective

The Parnassus Equity Income Fund’s objective is to achieve both capital appreciation and current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Parnassus Equity Income Fund.

Parnassus Equity Income Fund
Annual Fund Operating Expenses (%)	Investor Shares	Institutional Shares
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.61	0.61
Distribution (12b-1) Fees	None	None
Other Expenses	0.29	0.07
Service Fees	0.19	None
All remaining other expenses	0.10	0.07
Total Annual Fund Operating Expenses	0.90	0.68

For additional information about the Parnassus Equity Income Fund’s expenses, please see “Financial Highlights” in the prospectus.

Example

This example is intended to help you compare the cost of investing in the Parnassus Equity Income Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$92	$287	$498	$1,108
Institutional Shares	$69	$218	$379	$847

Portfolio Turnover

The Parnassus Equity Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24.3% of the average value of its portfolio.

Principal Investment Strategies

The Parnassus Equity Income Fund’s objective is to achieve both current income and capital appreciation by investing primarily in a diversified portfolio of equity securities. Equity securities include common and preferred stock. Under normal circumstances, the Fund will invest a minimum of 80% of its net assets (including any borrowings for investment purposes) in equity securities. At least 75% of the Fund’s total assets will normally be invested in equity securities that pay interest or dividends. The remaining 25% may be invested in non-dividend-paying equity securities, short-term instruments and money-market instruments (i.e., “cash” or cash equivalents). The Parnassus Equity Income Fund is primarily a large-cap fund, which means that it normally invests more than half of its net assets in large, well-established businesses. The Fund considers a large-cap company to be one that has a market capitalization that is greater than the median market capitalization of the Russell 1000 large-cap index measured at the time of purchase. The Fund may invest to a lesser extent in small- and mid-capitalization companies. The Fund invests mainly in domestic stocks of companies that are financially sound and have good prospects for the future, and to a lesser extent may also invest in foreign securities of similar companies. Using a value-oriented investment process, the Fund seeks to invest in equity securities that pay dividends, have the potential for capital appreciation and which the Fund’s investment adviser (Adviser) believes have the capacity to

Prospectus • 2013	PARNASSUS FUNDS

raise dividends in the future. To determine a company’s prospects, the Adviser reviews the company’s income statement, cash flow statement and balance sheet, and analyzes the company’s sustainable strategic advantage and management team. Upon initial investment, stocks must be trading below their intrinsic value, which means that the Adviser seeks to purchase stocks trading at discounts to the Adviser’s assessment of the companies’ estimated value. The Adviser also takes environmental, social and governance factors into account in making investment decisions. The Fund will sell a security if the Adviser believes a company’s fundamentals will deteriorate or if it believes a company’s stock has little potential for appreciation.

Principal Risks

All investments involve risk, and investing in the Parnassus Equity Income Fund is no exception. You could lose money investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. The Fund is intended for investors who can accept that there will be fluctuations in value. Investments in the Fund are not deposits, endorsements or guarantees of any bank and are not insured by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s principal risks include the following:

■

Stock Market Risk. The Fund invests in common stocks, whose prices fluctuate in response to the fortunes of individual companies and in response to general market and economic conditions both in the U.S. and abroad. The Fund’s holdings can vary significantly from broad stock market indices.

■

Large-Capitalization Company Risk. Large-capitalization companies may be unable to respond quickly to new competitive challenges and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

■

Small- and Mid-Capitalization Company Risk. In addition to large-cap companies, the Fund may invest in small- and/or mid-cap companies, which can be particularly sensitive to changing economic conditions since they do not have the financial resources or the well- established businesses of large-cap companies. Relative to the stocks of large-cap companies, the stocks of small- and mid-cap companies are often thinly traded, and purchases and sales may result in higher transaction costs. Also, small-cap companies tend to perform poorly during times of economic stress.

■

Management Risk. The Adviser may be wrong in its assessment of a company’s value and/or the stocks the Fund holds may not reach what the Adviser believes are their full values. From time to time, “value” investing falls out of favor with investors, and during those periods the Fund’s relative performance may suffer.

■

Foreign Securities Risk. The Fund may invest up to 20% of its assets in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.

Performance Information

The bar chart and table that follow contain information that allows you to evaluate the Parnassus Equity Income Fund’s performance using several measures, such as yearly changes in performance, best and worst quarterly returns, and average annual total returns before and after taxes compared to a broad measure of market performance. The bar chart shows the performance of the Fund’s Investor Shares, and performance of the Fund’s Institutional Shares will differ from those shown to the extent that the classes of shares do not have the same expenses or inception date. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund’s website, www.parnassus.com, or by calling toll-free at (800) 999-3505.

During the ten-year period shown in the bar chart, the highest return for a quarter was 17.7% (quarter ending June 30, 2009), and the lowest return for a quarter was a loss of 19.2% (quarter ending December 31, 2008).

Below is a table comparing the performance of the Parnassus
Equity Income Fund’s two share classes with that of the S&P
500 Index and the Lipper Equity Income Fund Average. Figures
are average annual returns for the one-, five- and ten-year
periods ended December 31, 2012. The table is intended to
demonstrate the risk of investing in the Fund by showing how the Fund’s average annual total returns, before and after taxes, compare with a stock index and a group of similar mutual
funds, and also how the Fund’s performance varies from year to year.

PARNASSUS FUNDS	Prospectus • 2013

Parnassus Equity Income Fund
Average Annual Total Returns (%)	One Year	Five Years	Ten Years
(all periods ended December 31, 2012)
Investor Shares
Return before Taxes	15.43	5.15	8.12
Return after Taxes on Distributions	14.68	4.76	6.97
Return after Taxes on Distributions and Sale of Fund Shares	10.89	4.34	6.60

Institutional Shares
Return before Taxes	15.64	5.38	8.27
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	16.00	1.66	7.09
Lipper Equity Income Fund Average	12.44	1.80	7.45

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Parnassus Equity Income Fund—Institutional Shares were incepted on April 28, 2006. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Equity Income Fund—Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares.

The Adviser

Parnassus Investments is the investment adviser to the Parnassus Equity Income Fund. For more information on the Adviser, please see “Management of the Funds” in the prospectus and “The Adviser” in the statement of additional information.

Portfolio Managers

Todd C. Ahlsten is the lead Portfolio Manager of the Parnassus Equity Income Fund and has been a portfolio manager of the Fund since 2001. He is also a Vice President and Chief Investment Officer at Parnassus Investments, where he has worked since 1995, and is a Vice President of the Funds.

Benjamin E. Allen is a Portfolio Manager of the Parnassus Equity Income Fund and has served in this capacity since 2012. He is also a Vice President and Director of Research at Parnassus Investments, where he has worked since 2005.

For more information, please see “Management of the Funds” in the prospectus and “Portfolio Managers” in the statement of additional information.

For important information about the purchase and sale of Fund shares, tax information and payments to financial intermediaries, please turn to “Additional Summary Information” on page 22 of the prospectus.

Prospectus • 2013	PARNASSUS FUNDS

Parnassus Mid-Cap Fund

Investment Objective

The Parnassus Mid-Cap Fund has the overall investment objective of capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Parnassus Mid-Cap Fund.

Parnassus Mid-Cap Fund
Annual Fund Operating Expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85
Distribution (12b-1) Fees	None
Other Expenses	0.38
Service Fees	0.16
All remaining other expenses	0.22
Total Annual Fund Operating Expenses	1.23
Expense Reimbursement	0.03
Total Annual Fund Operating Expenses After Expense Reimbursement	1.20	[1]

[1]

The investment adviser has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses to 1.20% of net assets for the Parnassus Mid-Cap Fund. This agreement will not be terminated prior to May 1, 2014, and may be continued indefinitely by the investment adviser on a year-to-year basis.

For additional information about the Parnassus Mid-Cap Fund’s expenses, please see “Financial Highlights” in the prospectus.

Example

This example is intended to help you compare the cost of investing in the Parnassus Mid-Cap Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s expenses are equal to the net annual fund operating expenses for the first year and the total annual fund operating expenses for the remaining years. Although your actual costs may be higher or lower, under these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$122	$387	$673	$1,486

Portfolio Turnover

The Parnassus Mid-Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22.8% of the average value of its portfolio.

Principal Investment Strategies

The Parnassus Mid-Cap Fund normally invests at least 80% of its net assets (plus borrowings for investment purposes) in the stock of companies with market capitalizations between $3 billion and $20 billion at the time of initial purchase. These companies must, in the opinion of the Fund’s investment adviser (Adviser), be undervalued, but they must also have good prospects for long-term capital appreciation over the course of the expected holding period. These companies must have well-established businesses. The Fund invests mainly in domestic stocks of companies that are financially sound and have good prospects for the future, and to a lesser extent may also invest in foreign securities of similar companies. To determine a company’s prospects, the Adviser reviews the company’s income statement, cash flow statement and balance sheet, and analyzes the company’s sustainable strategic advantage and management team. Upon initial investment, stocks must be trading below their intrinsic value, which means that the Adviser seeks to purchase stocks trading at discounts to the Adviser’s assessment of the companies’ estimated value. The Adviser also takes environmental, social and governance factors into account in making investment decisions. The Fund will sell a security if the Adviser believes a company’s fundamentals will deteriorate or if it believes a company’s stock has little potential for appreciation.

PARNASSUS FUNDS	Prospectus • 2013

Principal Risks

All investments involve risk, and investing in the Parnassus Mid-Cap Fund is no exception. You could lose money investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. The Fund is intended for investors who can accept that there will be fluctuations in value. Investments in the Fund are not deposits, endorsements or guarantees of any bank and are not insured by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s principal risks include the following:

■

Stock Market Risk. The Fund invests in common stocks, whose prices fluctuate in response to the fortunes of individual companies and in response to general market and economic conditions both in the United States and abroad. The Fund’s holdings can vary significantly from broad stock market indices.

■

Mid-Capitalization Company Risk. The Fund invests primarily in mid-cap companies, which can be particularly sensitive to changing economic conditions since they do not have the financial resources or the well-established businesses of large-cap companies. Relative to the stocks of large-cap companies, the stocks of mid-cap companies are often thinly traded, and purchases and sales may result in higher transaction costs.

■

Management Risk. The Adviser may be wrong in its assessment of a company’s value and/or the stocks the Fund holds may not reach what the Adviser believes are their full values. From time to time, “value” investing falls out of favor with investors, and during those periods the Fund’s relative performance may suffer.

■

Foreign Securities Risk. The Fund may invest up to 20% of its assets in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.

Performance Information

The bar chart and table that follow contain information that allows you to evaluate the Parnassus Mid-Cap Fund’s performance using several measures, such as yearly changes in performance, best and worst quarterly returns, and average annual total returns before and after taxes compared to a broad measure of market performance. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund’s website, www.parnassus.com, or by calling toll-free at (800) 999-3505.

During the period shown in the bar chart, the highest return for a quarter was 18.3% (quarter ended June 30, 2009), and the
lowest return for a quarter was a loss of 22.0% (quarter ending
December 31, 2008).

Below is a table comparing the performance of the Parnassus
Mid-Cap Fund with that of the Russell Midcap Index and the
Lipper Multi-Cap Core Average. Figures are average annual
returns for one- and five-year periods ended December 31,
2012 and since inception (April 29, 2005). The table is
intended to demonstrate the risk of investing in the Fund by showing how the Fund’s average annual total returns, before
and after taxes, compare with a stock index and a group of
similar mutual funds, and also how the Fund’s performance
varies from year to year.

Prospectus • 2013	PARNASSUS FUNDS

Parnassus Mid-Cap Fund
Average Annual Total Returns (%)	One Year	Five Years	Since Inception
(all periods ended December 31, 2012)
Return before Taxes	18.58	6.95	7.19
Return after Taxes on Distributions	17.92	6.36	6.59
Return after Taxes on Distributions and Sale of Fund Shares	12.81	5.89	6.08
Russell Midcap Index (reflects no deduction for fees, expenses or taxes)	17.28	3.57	7.09
Lipper Multi-Cap Core Average	15.09	0.98	4.74

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The Adviser

Parnassus Investments is the investment adviser to the Parnassus Mid-Cap Fund. For more information on the Adviser, please see “Management of the Funds” in the prospectus and “The Adviser” in the statement of additional information.

Portfolio Managers

Matthew D. Gershuny is the lead Portfolio Manager of the Parnassus Mid-Cap Fund and has served as a portfolio manager of the Fund since 2008. He is also a Senior Research Analyst at Parnassus Investments, where he has worked since 2006.

Lori A. Keith is a Portfolio Manager of the Parnassus Mid-Cap Fund and has served in this capacity since 2008. She is also a Senior Research Analyst at Parnassus Investments, where she has worked since 2005.

For more information, please see “Management of the Funds” in the prospectus and “Portfolio Managers” in the statement of additional information.

For important information about the purchase and sale of Fund shares, tax information and payments to financial intermediaries, please turn to “Additional Summary Information” on page 22 of the prospectus.

PARNASSUS FUNDS	Prospectus • 2013

Parnassus Small-Cap Fund

Investment Objective

The Parnassus Small-Cap Fund has the overall investment objective of capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Parnassus Small-Cap Fund.

Parnassus Small-Cap Fund
Annual Fund Operating Expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.87
Distribution (12b-1) Fees	None
Other Expenses	0.36
Service Fees	0.15
All remaining other expenses	0.21
Total Annual Fund Operating Expenses	1.23
Expense Reimbursement	0.03
Total Annual Fund Operating Expenses After Expense Reimbursement	1.20	[1]

[1]

The investment adviser has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses to 1.20% of net assets for the Parnassus Small-Cap Fund. This agreement will not be terminated prior to May 1, 2014, and may be continued indefinitely by the investment adviser on a year-to-year basis.

For additional information about the Parnassus Small-Cap Fund’s expenses, please see “Financial Highlights” in the prospectus.

Example

This example is intended to help you compare the cost of investing in the Parnassus Small-Cap Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s expenses are equal to the net annual fund operating expenses for the first year and the total annual fund operating expenses for the remaining years. Although your actual costs may be higher or lower, under these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$122	$387	$673	$1,486

Portfolio Turnover

The Parnassus Small-Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32.9% of the average value of its portfolio.

Principal Investment Strategies

The Parnassus Small-Cap Fund normally invests at least 80% of its net assets (plus borrowings for investment purposes) in the stock of companies with market capitalizations under $3 billion at the time of initial purchase. These companies must, in the opinion of the Fund’s investment adviser (Adviser), be undervalued, but they must also have good prospects for long-term capital appreciation over the course of the expected holding period. The Fund invests mainly in domestic stocks of companies that are financially sound and have good prospects for the future, and to a lesser extent may also invest in foreign securities of similar companies. To determine a company’s prospects, the Adviser reviews the company’s income statement, cash flow statement and balance sheet, and analyzes the company’s sustainable strategic advantage and management team. Upon initial investment, stocks must be trading below their intrinsic value, which means that the Adviser seeks to purchase stocks trading at discounts to the Adviser’s assessment of the companies’ estimated value. The Adviser also takes environmental, social and governance factors into account in making investment decisions. The Fund will sell a security if the Adviser believes a company’s fundamentals will deteriorate or if it believes a company’s stock has little potential for appreciation.

Prospectus • 2013	PARNASSUS FUNDS

Principal Risks

All investments involve risk, and investing in the Parnassus Small-Cap Fund is no exception. You could lose money investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. The Fund is intended for investors who can accept that there will be fluctuations in value. Investments in the Fund are not deposits, endorsements or guarantees of any bank and are not insured by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s principal risks include the following:

■

Stock Market Risk. The Fund invests in common stocks, whose prices fluctuate in response to the fortunes of individual companies and in response to general market and economic conditions both in the U.S. and abroad. The Fund’s holdings can vary significantly from broad stock market indices.

■

Small-Capitalization Company Risk. The Fund invests primarily in small-cap companies, which can be particularly sensitive to changing economic conditions since they do not have the financial resources or the well-established businesses of large-cap companies. Relative to the stocks of large-cap companies, the stocks of small-cap companies are often thinly traded, and purchases and sales may result in higher transaction costs. Also, small-cap companies tend to perform poorly during times of economic stress.

■

Management Risk. The Adviser may be wrong in its assessment of a company’s value and/or the stocks the Fund holds may not reach what the Adviser believes are their full values. From time to time, “value” investing falls out of favor with investors, and during those periods the Fund’s relative performance may suffer.

■

Foreign Securities Risk. The Fund may invest up to 20% of its assets in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.

Performance Information

The bar chart and table that follow contain information that allows you to evaluate the Parnassus Small-Cap Fund’s performance using several measures, such as yearly changes in performance, best and worst quarterly returns, and average annual total returns before and after taxes compared to a broad measure of market performance. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund’s website, www.parnassus.com, or by calling toll-free at (800) 999-3505.

During the period shown in the bar chart, the highest return for a quarter was 23.2% (quarter ending June 30, 2009), and the
lowest return for a quarter was a loss of 27.7% (quarter ending
December 31, 2008).

Below is a table comparing the performance of the Parnassus
Small-Cap Fund with that of the Russell 2000 Index and the
Lipper Small-Cap Core Average. Figures are average annual
returns for one- and five-year periods ended December 31,
2012 and since inception (April 29, 2005). The table is
intended to demonstrate the risk of investing in the Fund by showing how the Fund’s average annual total returns, before
and after taxes, compare with a stock index and a group of
similar mutual funds, and also how the Fund’s performance
varies from year to year.

PARNASSUS FUNDS	Prospectus • 2013

Parnassus Small-Cap Fund
Average Annual Total Returns (%)	One Year	Five Years	Since Inception
(all periods ended December 31, 2012)
Return before Taxes	18.40	8.53	8.35
Return after Taxes on Distributions	18.34	8.29	7.82
Return after Taxes on Distributions and Sale of Fund Shares	11.93	7.36	7.07
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	16.35	3.56	6.53
Lipper Small-Cap Core Average	14.74	3.28	6.19

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The Adviser

Parnassus Investments is the investment adviser to the Parnassus Small-Cap Fund. For more information on the Adviser, please see “Management of the Funds” in the prospectus and “The Adviser” in the statement of additional information.

Portfolio Managers

Jerome L. Dodson is the lead Portfolio Manager of the Parnassus Small-Cap Fund and has been a portfolio manager of the Fund since its inception in 2005. He is the President of Parnassus Investments and is also President and a Trustee of the Funds. Mr. Dodson has been with Parnassus Investments since founding the firm in 1984.

Ryan S. Wilsey is a Portfolio Manager of the Parnassus Small-Cap Fund and has served in this capacity since 2011. He is also a Senior Research Analyst at Parnassus Investments, where he has worked since 2009.

For more information, please see “Management of the Funds” in the prospectus and “Portfolio Managers” in the statement of additional information.

For important information about the purchase and sale of Fund shares, tax information and payments to financial intermediaries, please turn to “Additional Summary Information” on page 22 of the prospectus.

Prospectus • 2013	PARNASSUS FUNDS

Parnassus Workplace Fund

Investment Objective

The Parnassus Workplace Fund has the overall investment objective of capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Parnassus Workplace Fund.

Parnassus Workplace Fund
Annual Fund Operating Expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.81
Distribution (12b-1) Fees	None
Other Expenses	0.33
Service Fees	0.17
All remaining other expenses	0.16
Total Annual Fund Operating Expenses	1.14

For additional information about the Parnassus Workplace Fund’s expenses, please see “Financial Highlights” in the prospectus.

Example

This example is intended to help you compare the cost of investing in the Parnassus Workplace Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$116	$362	$628	$1,386

Portfolio Turnover

The Parnassus Workplace Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 69.3% of the average value of its whole portfolio.

Principal Investment Strategies

The Parnassus Workplace Fund normally invests at least 80% of its net assets (plus borrowings for investment purposes) in companies believed by the Fund’s investment adviser (Adviser) to provide good workplaces for their employees. Companies with good workplaces usually are able to recruit and retain better employees, and perform at a higher level than competitors in terms of innovation, productivity, customer loyalty and profitability. While no company is perfect, the Adviser makes a judgment as to which companies have good workplaces based on factors such as respectful and fair treatment of employees, employee satisfaction and engagement, pay and benefits, family-friendly policies, and support for volunteerism and philanthropy. These companies must, in the Adviser’s opinion, be undervalued, but they must also have good prospects for long-term capital appreciation over the course of the expected holding period. The Parnassus Workplace Fund is primarily a large-cap fund, which means that it normally invests more than half of its net assets in large, well-established businesses. The Fund may invest to a lesser extent in small- and mid-capitalization companies. The Fund invests mainly in domestic stocks of companies that are financially sound and have good prospects for the future, and to a lesser extent may also invest in foreign securities of similar companies. To determine a company’s prospects, the Adviser reviews the company’s income statement, cash flow statement and balance sheet, and analyzes the company’s sustainable strategic advantage and management team. Upon initial investment,

PARNASSUS FUNDS	Prospectus • 2013

stocks must be trading below their intrinsic value, which means that the Adviser seeks to purchase stocks trading at discounts to the Adviser’s assessment of the companies’ estimated value. The Adviser also takes environmental, social and governance factors into account in making investment decisions. The Fund will sell a security if the Adviser believes a company’s fundamentals will deteriorate or if it believes a company’s stock has little potential for appreciation.

Principal Risks

All investments involve risk, and investing in the Parnassus Workplace Fund is no exception. You could lose money investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. The Fund is intended for investors who can accept that there will be fluctuations in value. Investments in the Fund are not deposits, endorsements or guarantees of any bank and are not insured by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s principal risks include the following:

■

Stock Market Risk. The Fund invests in common stocks, whose prices fluctuate in response to the fortunes of individual companies and in response to general market and economic conditions both in the U.S. and abroad. The Fund’s holdings can vary significantly from broad stock market indices.

■

Large-Capitalization Company Risk. Large-capitalization companies may be unable to respond quickly to new competitive challenges and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

■

Small- and Mid-Capitalization Company Risk. In addition to large-cap companies, the Fund may invest in small- and/or mid-cap companies, which can be particularly sensitive to changing economic conditions since they do not have the financial resources or the well-established businesses of large-cap companies. Relative to the stocks of large-cap companies, the stocks of small- and mid-cap companies are often thinly traded, and purchases and sales may result in higher transaction costs. Also, small-cap companies tend to perform poorly during times of economic stress.

■

Management Risk. The Adviser may be wrong in its assessment of a company’s value and/or the stocks the Fund holds may not reach what the Adviser believes are their full values. From time to time, “value” investing falls out of favor with investors, and during those periods the Fund’s relative performance may suffer.

■

Foreign Securities Risk. The Fund may invest up to 20% of its assets in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.

Performance Information

The bar chart and table that follow contain information that allows you to evaluate the Parnassus Workplace Fund’s performance using several measures, such as yearly changes in performance, best and worst quarterly returns, and average annual total returns before and after taxes compared to a broad measure of market performance. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund’s website, www.parnassus.com, or by calling toll-free at (800) 999-3505.

During the period shown in the bar chart, the highest return for a quarter was 26.7% (quarter ended June 30, 2009), and the
lowest return for a quarter was a loss of 24.4% (quarter ended
December 31, 2008).

Below is a table comparing the performance of the Parnassus
Workplace Fund with that of the S&P 500 Index and the Lipper
Large-Cap Core Average. Figures are average annual returns for the one- and five-year periods ended December 31, 2012 and
since inception (April 29, 2005). The table is intended to
demonstrate the risk of investing in the Fund by showing how the Fund’s average annual total returns, before and after taxes, compare with a stock index and a group of similar mutual
funds, and also how the Fund’s performance varies from year to year.

Prospectus • 2013	PARNASSUS FUNDS

Parnassus Workplace Fund
Average Annual Total Returns (%)	One Year	Five Years	Since Inception
(all periods ended December 31, 2012)
Return before Taxes	22.03	9.02	8.99
Return after Taxes on Distributions	20.58	8.37	8.28
Return after Taxes on Distributions and Sale of Fund Shares	16.01	7.75	7.67
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	16.00	1.66	4.95
Lipper Large-Cap Core Average	14.95	0.68	4.41

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The Adviser

Parnassus Investments is the investment adviser to the Parnassus Workplace Fund. For more information on the Adviser, please see “Management of the Funds” in the prospectus and “The Adviser” in the statement of additional information.

Portfolio Manager

Jerome L. Dodson has been the Portfolio Manager of the Parnassus Workplace Fund since its inception in 2005. He is the President of Parnassus Investments and is also President and a Trustee of the Funds. Mr. Dodson has been with Parnassus Investments since founding the firm in 1984.

For more information, please see “Management of the Funds” in the prospectus and “Portfolio Managers” in the statement of additional information.

For important information about the purchase and sale of Fund shares, tax information and payments to financial intermediaries, please turn to “Additional Summary Information” on page 22 of the prospectus.

PARNASSUS FUNDS	Prospectus • 2013

Parnassus Asia Fund

Investment Objective

The Parnassus Asia Fund has the overall investment objective of capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Parnassus Asia Fund.

Parnassus Asia Fund
Annual Fund Operating Expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.10
Distribution (12b-1) Fees	None
Other Expenses	3.90	[1]
Service Fees	0.25
All remaining other expenses	3.65
Total Annual Fund Operating Expenses	5.00
Expense Reimbursement	3.55
Total Annual Fund Operating Expenses After Expense Reimbursement	1.45	[2]

[1]	Other Expenses are based on estimated amounts for the current fiscal year.
[2]

The investment adviser has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses to 1.45% of net assets for the Parnassus Asia Fund. This agreement will not be terminated prior to May 1, 2014, and may be continued indefinitely by the investment adviser on a year-to-year basis.

For additional information about the Parnassus Asia Fund’s expenses, please see “Financial Highlights” in the prospectus.

Example

This example is intended to help you compare the cost of investing in the Parnassus Asia Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s expenses are equal to the net annual fund operating expenses for the first year and the total annual fund operating expenses for the remaining years. Although your actual costs may be higher or lower, under these assumptions, your costs would be:

1 Year	3 Years
$148	$1,183

Portfolio Turnover

The Parnassus Asia Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund is newly organized and, as of the date of the prospectus, has not had any portfolio turnover.

Principal Investment Strategies

Under normal market conditions, the Parnassus Asia Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of Asian companies. Asian companies are companies domiciled or headquartered in Asia, companies that have a substantial amount of business in Asia, or companies whose primary trading markets for their securities are located in Asia. Sometimes these companies are traded in the U.S. on a national securities exchange, or through American Depositary Receipts (“ADRs”) or American Depositary Shares (“ADSs”). The Fund invests in common stocks and other equity securities, including preferred stocks, convertible preferred stocks, warrants, ADRs and ADSs. The Fund may invest in convertible securities, of any duration or quality, including convertible securities that are below investment grade. Asia consists of all countries and markets in Asia, and includes developed, emerging, and frontier countries and markets in the Asian region. The Parnassus Asia Fund is a “multi-cap” fund in that it can invest in companies of any size, from larger, well-established companies to smaller companies with market capitalizations below $1 billion. The Fund invests principally in stocks of Asian companies that the Fund’s investment adviser (Adviser) believes are financially sound and have good prospects for the future. The companies in which the Fund invests must, in the opinion of the Adviser, be undervalued, but they must also have good prospects for long-term capital appreciation over the course of the expected holding period. To determine a

Prospectus • 2013	PARNASSUS FUNDS

company’s prospects, the Adviser reviews the company’s income statement, cash flow statement and balance sheet, and analyzes the company’s competitive position and management team. Upon initial investment, stocks must be trading below their intrinsic value, which means that the Adviser seeks to purchase stocks trading at discounts to the Adviser’s assessment of the companies’ estimated value. The Adviser also takes environmental, social and governance factors into account in making investment decisions. The Fund will sell a security if the Adviser believes a company’s fundamentals will deteriorate or if it believes a company’s stock has little potential for appreciation.

Principal Risks

All investments involve risk, and investing in the Parnassus Asia Fund is no exception. You could lose money investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. The Fund is intended for investors who can accept that there will be fluctuations in value. Investments in the Fund are not deposits, endorsements or guarantees of any bank and are not insured by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s principal risks include the following:

■

Stock Market Risk. The Fund invests in common stocks, whose prices fluctuate in response to the fortunes of individual companies and in response to general market and economic conditions both in Asia and other parts of the world. The Fund’s holdings can vary significantly from broad stock market indices.

■

Foreign Securities Risk. The Fund invests primarily in non-U.S. securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market.

■

Emerging Markets Risk. Many Asian countries are considered to be emerging markets. There may be less publicly available information about companies in emerging markets, and the stock exchanges and brokerage industries of emerging markets do not have the same level of government oversight as do those in the U.S. The securities markets of such countries are substantially smaller, less liquid and more volatile than securities markets in the U.S.

■

Geographic Concentration Risk. The Fund’s investments are concentrated in a specific geographical region and thus, may be more adversely affected by events in that region than investments of a fund that does not have such a regional focus. For example, economic, political and social instability and foreign investment and exchange controls may disproportionately and adversely impact Asia.

■

Foreign Currency Risk. When the Fund conducts securities transactions in a foreign currency, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. The value of an investment denominated in a foreign currency will decline in dollar terms if that currency weakens against the dollar.

■

Large-Capitalization Company Risk. Large-capitalization companies may be unable to respond quickly to new competitive challenges and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

■

Small- and Mid-Capitalization Company Risk. This is a “multi-cap” fund. In addition to large-cap companies, the Fund may invest in small- and/or mid-cap companies, which can be particularly sensitive to changing economic conditions, since they do not have the financial resources or the well-established businesses of large-cap companies. Relative to the stocks of large-cap companies, the stocks of small- and mid-cap companies are often thinly traded, and purchases and sales may result in higher transaction costs. Also, small-cap companies tend to perform poorly during times of economic stress.

■

Turnover Risk. The Fund may incur high portfolio turnover. High portfolio turnover necessarily results in correspondingly greater transaction costs (such as brokerage commissions or markups or markdowns), which the Fund must pay, and increased realized gains (or losses) to investors. Distributions to shareholders of short-term capital gains are taxed as ordinary income under Federal tax laws.

■

Depositary Receipts Risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

■

Management Risk. The Adviser may be wrong in its assessment of a company’s value and/or the stocks the Fund holds may not reach what the Adviser believes are their full values. From time to time, “value” investing falls out of favor with investors, and during those periods the Fund’s relative performance may suffer.

PARNASSUS FUNDS	Prospectus • 2013

Performance Information

The Parnassus Asia Fund is new and therefore does not have a performance history for a full calendar year. Performance information for the Fund will be provided once it has annual returns for a full calendar year. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information will be available on the Fund’s website, www.parnassus.com, or by calling toll-free at (800) 999-3505.

The Adviser

Parnassus Investments is the investment adviser to the Parnassus Asia Fund. For more information on the Adviser, please see “Management of the Funds” in the prospectus and “The Adviser” in the statement of additional information.

Portfolio Manager

Jerome L. Dodson has been the Portfolio Manager of the Parnassus Asia Fund since its inception on May 1, 2013. He is the President of Parnassus Investments and is also President and a Trustee of the Funds. Mr. Dodson has been with Parnassus Investments since founding the firm in 1984.

For more information, please see “Management of the Funds” in the prospectus and “Portfolio Managers” in the statement of additional information.

For more information about the purchase and sale of Fund Shares, tax information and payments to financial intermediaries, please turn to “Additional Summary Information” on page 22 of the prospectus.

Prospectus • 2013	PARNASSUS FUNDS

Parnassus Fixed-Income Fund

Investment Objective

The Parnassus Fixed-Income Fund’s objective is a high level of current income consistent with safety and preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Parnassus Fixed-Income Fund.

Parnassus Fixed-Income Fund
Annual Fund Operating Expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50
Distribution (12b-1) Fees	None
Other Expenses	0.29
Service Fees	0.12
All remaining other expenses	0.17
Total Annual Fund Operating Expenses	0.79
Expense Reimbursement	0.11
Total Annual Fund Operating Expenses After Expense Reimbursement	0.68	[1]

[1]

The investment adviser has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses to 0.68% of net assets for the Parnassus Fixed-Income Fund. This agreement will not be terminated prior to May 1, 2014, and may be continued indefinitely by the investment adviser on a year-to-year basis. The net expense number has been restated to reflect the current expense reimbursement.

For additional information about the Parnassus Fixed-Income Fund’s expenses, please see ”Financial Highlights” in the prospectus.

Example

This example is intended to help you compare the cost of investing in the Parnassus Fixed-Income Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s expenses are equal to the net annual fund operating expenses for the first year and the total annual fund operating expenses for the remaining years. Although your actual costs may be higher or lower, under these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$77	$248	$435	$974

Portfolio Turnover

The Parnassus Fixed-Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 5.5% of the average value of its portfolio.

Principal Investment Strategies

The Parnassus Fixed-Income Fund normally invests at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of bonds and other fixed- income instruments. The Fund invests primarily in investment-grade bonds, which means they are rated within the four highest categories as determined by a nationally recognized statistical rating organization. Ordinarily, at the time of purchase, at least 65% of the Fund’s total net assets will be invested in fixed-income securities rated “A” or better by Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Rating Group (“S&P”), and at least 80% in fixed- income securities with investment-grade ratings (i.e., rated at least BBB- by S&P or at least Baa3 by Moody’s). The Fund’s investment adviser (Adviser) also takes environmental, social and governance factors into account in making investment decisions. The Fund may sell a security if the Adviser believes it no longer meets the Fund’s investment objective. The Fund may invest in long-term, intermediate-term or short-term fixed-income securities or any combination thereof, depending on market conditions, and these securities may also have floating or variable interest rates. As of March 31, 2013, the dollar-weighted average maturity of the Fund’s portfolio was 8.65 years.

PARNASSUS FUNDS	Prospectus • 2013

Principal Risks

All investments involve risk, and investing in the Parnassus Fixed-Income Fund is no exception. You could lose money investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. The Fund is intended for investors who can accept that there will be fluctuations in value. Investments in the Fund are not deposits, endorsements or guarantees of any bank and are not insured by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s principal risks include the following:

■

Interest Rate Risk. In general, bond prices are inversely related to interest rates. As interest rates drop, bond prices will likely go up, and as interest rates go up, the value of bonds will likely go down.

■	Credit Risk. There is a possibility that issuers of debt obligations will not pay the Fund interest or principal or that their credit rating may be downgraded by a ratings agency.

■	Market Risk. A security’s value may also be affected by market activity or by supply and demand. If the Fund is unable to find buyers for a given security, this can have a negative effect on the NAV.

■

Convertible Securities Risk. Up to 20% of the Parnassus Fixed-Income Fund’s assets may be invested in convertible securities, and these securities may not have an investment-grade rating (commonly referred to as “junk bonds”), which would make them riskier than securities with an investment-grade rating.

■

Turnover Risk. The Fund may incur high portfolio turnover. High portfolio turnover necessarily results in correspondingly greater transaction costs (such as brokerage commissions or markups or markdowns), which the Fund must pay, and increased realized gains (or losses) to investors. Distributions to shareholders of short-term capital gains are taxed as ordinary income under Federal tax laws.

■

Regulatory Risk. Changes in government regulations may adversely affect the value of a security. An insufficiently regulated industry or market might also permit inappropriate practices that adversely affect an investment.

■	Information Risk. The risk that information about a security or issuer or the market might not be available, complete, accurate, or comparable.

■	Management Risk. The Adviser may be wrong in its assessment of a security’s value and the Fund’s holdings may not reach what the Adviser believes are their full values.

Performance Information

The bar chart and table that follow contain information that allows you to evaluate the Parnassus Fixed-Income Fund’s performance using several measures, such as yearly changes in performance, best and worst quarterly returns, and average annual total returns before and after taxes compared to a broad measure of market performance. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund’s website, www.parnassus.com, or by calling toll-free at (800) 999-3505.

During the ten-year period shown in the bar chart, the highest return for a quarter was 4.8% (quarter ended September 30,
2009), and the lowest return for a quarter was a loss of 2.1%
(quarter ended December 31, 2010).

Below is a table comparing the performance of the Parnassus
Fixed-Income Fund with that of the Barclays U.S. Aggregate
Bond Index and the Lipper A-Rated Bond Fund Average. Figures
are average annual returns for the one-, five- and ten-year
periods ended December 31, 2012. The table is intended to
demonstrate the risk of investing in the Fund by showing how the Fund’s average annual total returns compare with a stock index and a group of similar mutual funds, and also how the
Fund’s performance varies from year to year.

Prospectus • 2013	PARNASSUS FUNDS

Parnassus Fixed-Income Fund
Average Annual Total Returns (%)	One Year	Five Years	Ten Years
(all periods ended December 31, 2012)
Return before Taxes	2.08	5.25	4.93
Return after Taxes on Distributions	1.78	4.53	3.89
Return after Taxes on Distributions and Sale of Fund Shares	1.73	4.32	3.75
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	4.22	5.94	5.18
Lipper A-Rated Bond Fund Average	7.09	6.30	5.33

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. To provide better alignment with the overall investment objective of the Fund, the Barclays U.S. Aggregate Bond Index replaced the Barclays Capital U.S. Government/Credit Bond Index as of May 1, 2013. The returns for the Barclays Capital U.S. Government/Credit Bond Index for the one-, five- and ten-year periods were 4.82%, 6.06% and 5.24%, respectively, which reflect no deduction for fees, expenses or taxes.

The Adviser

Parnassus Investments is the investment adviser to the Parnassus Fixed-Income Fund. For more information on the Adviser, please see “Management of the Funds” in the prospectus and “The Adviser” in the statement of additional information.

Portfolio Manager

Samantha D. Palm is the Portfolio Manager of the Parnassus Fixed-Income Fund and has served in this capacity since 2013. She has worked at Parnassus Investments since April 29, 2013.

For more information, please see “Management of the Funds” in the prospectus and “Portfolio Managers” in the statement of additional information.

For important information about the purchase and sale of Fund shares, tax information and payments to financial intermediaries, please turn to “Additional Summary Information” on page 22 of the prospectus.

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Additional Summary Information

Purchase and Sale of Fund Shares

Other than with respect to the Parnassus Equity Income Fund—Institutional Shares, the minimum initial purchase is $2,000 per Fund, with a minimum of $500 per Fund for certain custodial accounts and IRAs. The minimum initial purchase for the Parnassus Equity Income Fund—Institutional Shares is $100,000. After making an initial investment, the minimum investment in an automatic investment plan is $50 per Fund. The minimum subsequent investment is $50 per Fund.

You may redeem and purchase shares of a Fund each day the New York Stock Exchange is open. You may redeem or purchase Fund shares online through our website at www.parnassus.com, by mail (Parnassus Funds, 1 Market Street, Suite 1600, San Francisco, CA 94105), or by telephone at (800) 999-3505. Investors who wish to redeem or purchase shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders may be placed.

For additional information, please see “Investing with Parnassus Funds” on page 28 of the prospectus.

Tax Information

The Funds’ distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case such distributions may be taxable at a later date.

Financial Intermediary Compensation

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

For additional information, please see “Distribution Agreement,” “Distribution Plan and Shareholder Servicing Plan” and “Additional Marketing and Support Payments” in the statement of additional information.

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Investment Objectives and Policies and Non-Principal Risks

Selection Process for Equity Securities

“Equity securities” consist of common stocks or securities that can be converted into common stocks, which include convertible bonds, convertible preferred stock, warrants and American Depositary Receipts. In general, the Adviser uses three basic criteria in identifying equity securities eligible for a Fund’s portfolio:

1.	the security is selling at a price below its intrinsic value, which means that the Adviser seeks to purchase stocks trading at discounts to the Adviser’s assessment of the companies’ estimated value as calculated by the Adviser;

2.	the issuer, in the Adviser’s view, is financially sound with good prospects for the future; and

3.	the company, in the Adviser’s judgment, meets the responsible investment criteria described below.

Once a security is purchased, the Adviser may continue to hold it even if it is no longer undervalued.

Under normal circumstances, each of the Parnassus Fund, the Parnassus Equity Income Fund, the Parnassus Mid-Cap Fund, the Parnassus Small-Cap Fund, the Parnassus Workplace Fund and the Parnassus Asia Fund will have virtually all its assets invested in equity securities. If the Adviser cannot find enough securities that meet its investment criteria, the Funds may invest a substantial portion of their assets in money-market instruments (i.e., “cash” or cash equivalents).

Parnassus Fund

The Parnassus Fund seeks capital appreciation through investing mainly in domestic stocks of any size, from smaller firms to larger, well-established companies. The Adviser can change the composition of the portfolio between smaller, medium and larger companies depending on the Adviser’s view of the economic environment and the markets, with the goal of capital appreciation. The Parnassus Fund follows a “contrarian” strategy of seeking to invest in stocks that are currently out of favor with the financial community and are, therefore, deeply undervalued. The Adviser expects that if these undervalued companies are financially strong and have good prospects for the future, they will come back into favor and increase in market value.

Parnassus Equity Income Fund

The investment objective of the Parnassus Equity Income Fund is both capital appreciation and current income. The Fund tries to achieve these objectives by investing primarily in a diversified portfolio of equity securities. Equity securities include common and preferred stock. As an operating policy, at least 75% of the Fund’s total assets will normally be invested in equity securities that pay a dividend or interest. The remaining 25% of the Fund’s total assets may be invested in non-dividend-paying equity securities, short-term instruments and money-market instruments. Using a value-oriented investment process, the Fund seeks to invest in equity securities that pay dividends, have the potential for capital appreciation and which the Adviser believes have the capacity to raise dividends in the future.

Parnassus Mid-Cap Fund

The Parnassus Mid-Cap Fund seeks capital appreciation through investing primarily (normally at least 80% of its net assets) in the common stocks of companies with market capitalizations between $3 billion and $20 billion at the time of initial purchase. The Adviser looks for undervalued companies that have proven businesses and good prospects for long-term growth. While mid-capitalization companies can be riskier than larger companies, they can also possess more potential for future growth.

Parnassus Small-Cap Fund

The Parnassus Small-Cap Fund seeks capital appreciation through investing primarily (normally at least 80% of its net assets) in the common stocks of companies with market capitalizations under $3 billion at the time of initial purchase. The Adviser looks for undervalued companies that have proven businesses and good prospects for long-term capital appreciation. Companies with market capitalizations under $3 billion are often developing companies with good growth prospects. Such small-capitalization companies are not followed as closely by large investors as are companies with medium or large capitalizations. While smaller capitalization companies can be riskier than larger companies, they can also possess more potential for future growth.

Parnassus Workplace Fund

The Parnassus Workplace Fund seeks capital appreciation through investing primarily (normally at least 80% of its net assets) in the common stocks of companies believed by the Adviser to provide good workplaces for their employees. The

PARNASSUS FUNDS	Prospectus • 2013

Adviser will make a judgment as to which companies have good workplaces based on factors such as respectful and fair treatment of employees, good two-way communication, equitable pay and benefits, family-friendly policies and support for volunteerism and charitable contributions to the community. The Adviser looks for undervalued companies that have proven businesses and good prospects for long-term capital appreciation. The Adviser will conduct its own research to select companies for inclusion in the Fund, but the Adviser will also rely on outside sources, as deemed appropriate from time to time, including, but not limited to, the annual Fortune magazine survey, “The 100 Best Companies to Work For,” the annual Working Mother magazine survey, “The 100 Best Companies for Working Mothers,” and the Great Place to Work Institute. Milton Moskowitz, coauthor of the annual Fortune magazine survey and co-originator of the annual Working Mother magazine survey, is a consultant to the Adviser and assists the portfolio manager in evaluating the workplaces of potential Fund investments. (Fortune magazine, Working Mother magazine and the Great Place to Work Institute are not affiliated with the Funds and have no role in the management of any of the Funds.)

Parnassus Asia Fund

The Parnassus Asia Fund seeks capital appreciation through investing principally (normally at least 80% of its net assets) in companies located in Asia, which includes, Australia, China, Hong Kong, India, Indonesia, Japan, Korea, Malaysia, New Zealand, Pakistan, Philippines, Singapore, Taiwan, Thailand and Vietnam. The companies may be of any size, from smaller firms to larger, well-established companies. The Adviser can change the composition of the portfolio between smaller, medium and larger companies depending on the Adviser’s view of the economic environment and the markets, with the goal of capital appreciation. The Fund follows a “contrarian” strategy of seeking to invest in stocks that are currently out of favor with the financial community and are, therefore, undervalued. The Adviser expects that if these undervalued companies are financially strong and have good prospects for the future, they will come back into favor and increase in market value.

Parnassus Fixed-Income Fund

The investment objective of the Parnassus Fixed-Income Fund is a high level of current income consistent with safety and preservation of capital. The Adviser seeks to achieve this objective by investing in a diversified portfolio of bonds and other fixed-income instruments that are rated investment grade, which means they are within the four highest categories as determined by a nationally recognized statistical rating organization. Securities in the lowest of four highest investment-grade categories (Baa or BBB-, as rated by Moody’s and S&P, respectively) are considered investment grade, but they may have speculative elements about them. The Parnassus Fixed-Income Fund ordinarily will have at least 65% of its net assets in fixed-income securities rated “A” or better (i.e., the three highest categories) by S&P or Moody’s and at least 80% in fixed-income securities with investment-grade ratings. Obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities need not have a rating. See the Appendix in the statement of additional information for a description of bond ratings.

The Parnassus Fixed-Income Fund invests in investment-grade securities, with the exception of convertible securities, which may or may not be investment grade (non-investment grade securities are also known as “high-yield” or “junk” bonds). Because of this emphasis on quality and safety, the Fund’s yield may not be as high as it otherwise might be. The Fund may, however, hold bonds that were investment grade when first purchased, but have subsequently fallen below investment grade. The Adviser, however, will not permit more than 15% of the Fund’s total net assets to be invested in such bonds at any one time.

The Fund may, as an operating policy, invest up to 20% of its assets in convertible debentures (bonds that can be converted into stock or other equity in the issuing company) or convertible preferred stock. Although straight bonds must have an investment-grade rating, convertible securities may not have an investment-grade rating and only need a rating of B- or better. If these instruments are converted into stock, the Fund may hold the stock until sale.

The Parnassus Fixed-Income Fund may invest in long-term, intermediate-term or short-term fixed-income securities or any combination thereof, depending on market conditions, and these securities may also have floating or variable interest rates. Securities in this Fund may include preferred stock, convertible preferred stock and convertible bonds. However, for temporary defensive purposes or in response to adverse market, economic or political conditions, the Fund may invest a substantial portion of its assets in short-term, money-market instruments.

Responsible Investment Policy

The Adviser conducts fundamental research to determine a company’s financial health and its business prospects, and also takes environmental, social and governance factors into account in making investment decisions. The Funds seek to invest in companies with positive performance on Environmental, Social and Governance (“ESG”) criteria. The ESG factors the Adviser evaluates include:

■	Corporate governance and business ethics

Prospectus • 2013	PARNASSUS FUNDS

■	Employee benefits and corporate culture

■	Stakeholder relations

■	Product

■	Customers and supply chain

■	Environmental impact

No company is perfect in all these areas, but the Adviser makes value judgments in deciding which companies best meet the criteria. With regard to the Asia Fund, the Adviser will take into consideration factors specific to the local markets in which the Asia Fund invests when making these value judgments.

The Funds will not invest in companies that derive significant revenues from the manufacture of alcohol or tobacco products or from direct involvement with gambling. The Funds do not invest in companies with significant revenues derived from the manufacture of weapons or the generation of electricity from nuclear power.

The responsible investment criteria of the Funds limit the availability of investment opportunities. However, the Funds’ Boards of Trustees and the Adviser believe that there are sufficient investments available that can meet the Funds’ responsible investment criteria and still enable the Funds to provide a competitive rate of return.

Other Policies and Non-Principal Risks

In addition to the principal risks under the caption “Summary Section,” there are risks related to the Funds’ investment in money-market securities. For temporary purposes, a Fund may invest a portion of its assets in money-market instruments. A Fund may also invest up to 2% of its assets in community-development loan funds. This may limit the potential for capital appreciation and high current income since these securities do not appreciate in value and tend to produce less income than longer-term bonds.

Each of the Funds may invest up to 2% of its assets in community-development loan funds, such as those that provide financing for small businesses and for low- and moderate-income housing. None of the Funds will make loans to a project itself, but rather will invest money in an intermediary, such as in certificates of deposit issued by community banks and credit unions, or in debt obligations issued by micro-finance institutions. Each of the Funds may invest in obligations issued by the intermediary at below-market interest rates if the projects financed have a strong, positive social impact. Generally, there is no secondary market and thus, no liquidity for these investments. Also, community-development loan funds do not have the same kind of resources that large commercial enterprises do. In general, each of the Funds seeks to invest in community organizations that have had a successful record in making these kinds of loans and that are deemed creditworthy by the Adviser.

The Parnassus Fixed-Income Fund will consider the ratings of nationally recognized statistical rating organizations (“NRSRO”) when making investment decisions. The ratings of an NRSRO, however, represent only that NRSRO’s opinion as to the quality of the fixed-income securities it rates, and such ratings are not absolute standards or guarantees of the quality of those securities.

The statement of additional information for the Funds, which is incorporated by reference into this prospectus, contains a description of the Funds’ policies and procedures with respect to the disclosure of their portfolio holdings. These policies and procedures are also available on the Funds’ website, www.parnassus.com.

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Management of the Funds

Parnassus Investments, 1 Market Street, Suite 1600, San Francisco, California 94105, acts as investment adviser to the Funds, subject to the oversight of the Funds’ Boards of Trustees, and as such, supervises and arranges the purchase and sale of securities held in the Funds’ portfolios. The Adviser has been the investment manager of the Parnassus Funds trust since 1984 and of the Parnassus Income Funds trust since 1992.

Jerome L. Dodson is the lead Portfolio Manager of the Parnassus Fund and has been a Portfolio Manager of the Fund since its inception in 1984. He has been the Portfolio Manager of the Parnassus Workplace Fund since its inception in 2005. Mr. Dodson is the lead Portfolio Manager of the Parnassus Small-Cap Fund and has been a Portfolio Manager of that Fund since its inception in 2005. He is the President of Parnassus Investments and is also President and a Trustee of the Funds. Mr. Dodson has been with Parnassus Investments since founding the firm in 1984.

Todd C. Ahlsten is the lead Portfolio Manager of the Parnassus Equity Income Fund and has been a Portfolio Manager of the Fund since 2001. He is also a Vice President and Chief Investment Officer at Parnassus Investments, where he has worked since 1995, and is a Vice President of the Funds.

Benjamin E. Allen is a Portfolio Manager of the Parnassus Equity Income Fund and has served in this capacity since 2012. He is also the Director of Research and a Vice President at Parnassus Investments, where he has worked since 2005.

Matthew D. Gershuny is the lead Portfolio Manager of the Parnassus Mid-Cap Fund and has been as a Portfolio Manager of the Fund since 2008. He is also a Senior Research Analyst at Parnassus Investments, where he has worked since 2006.

Lori A. Keith is a Portfolio Manager of the Parnassus Mid-Cap Fund and has served in this capacity since 2008. She is also a Senior Research Analyst at Parnassus Investments, where she has worked since 2005.

Ryan S. Wilsey is a Portfolio Manager of the Parnassus Small-Cap Fund and has served in this capacity since 2011. He is also a Senior Research Analyst at Parnassus Investments, where he has worked since 2009. Mr. Wilsey was previously an Equity Research Analyst with Scout Capital from 2007 to 2009.

Ian Sexsmith is a Portfolio Manager of the Parnassus Fund and has served in this capacity since 2013. He is also a Senior Research Analyst at Parnassus Investments, where he has worked since 2011. Mr. Sexsmith was previously an Associate with TD Asset Management from 2010 to 2011, and prior to that was an Analyst, Investment Banking with Scotia Capital from 2004 to 2006, then an Associate, Institutional Equity Trading — Merger Arbitrage with Scotia Capital from 2007 to 2008.

Romahlo I. Wilson is a Portfolio Manager of the Parnassus Fund and has served in this capacity since 2013. He is also a Senior Research Analyst at Parnassus Investments, where he has worked since 2011. Mr. Wilson was previously a Partner with Cleantech Approach from 2009 to 2011, and prior to that was a Senior Associate with Houlihan Lokey’s Mergers & Acquisitions Practice from 2007 to 2009.

Samantha D. Palm is the Portfolio Manager of the Parnassus Fixed-Income Fund and has served in this capacity since 2013. Ms. Palm was previously a Vice President of Fixed Income Sales and Trading Derivatives with Wells Fargo Securities from 2008 to 2013. Prior to that, she was an Equity Research Analyst with Robert W. Baird & Co. from 2006 to 2008.

The statement of additional information for the Funds, which is incorporated by reference into this prospectus, provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

Each of the Funds, under an Investment Advisory Agreement between the respective Fund and the Adviser, pays the Adviser a fee. The fee is computed and payable at the end of each month. The following annual percentages of each Fund’s average daily net assets are used:

■	Parnassus Fund: 1.00% of the first $10 million in assets; 0.75% of the next $20 million; 0.70% of the next $70 million; 0.65% of the next $100 million and 0.60% of the amount above $200 million.

■	Parnassus Equity Income Fund: 0.75% of the first $30 million in assets; 0.70% of the next $70 million; 0.65% of the next $400 million and 0.60% of the amount above $500 million.

■	Parnassus Mid-Cap Fund: 0.85% of the first $100 million in assets; 0.80% of the next $100 million; 0.75% of the next $300 million and 0.70% of the amount above $500 million.

Prospectus • 2013	PARNASSUS FUNDS

■	Parnassus Small-Cap Fund: 1.00% of the first $100 million in assets; 0.90% of the next $100 million; 0.85% of the next $300 million and 0.80% of the amount above $500 million.

■	Parnassus Workplace Fund: 0.85% of the first $100 million in assets; 0.80% of the next $100 million; 0.75% of the next $300 million and 0.70% of the amount above $500 million.

■	Parnassus Asia Fund: 1.10% of the first $100 million in assets; 1.05% of the next $400 million and 1.00% of the amount above $500 million.

■	Parnassus Fixed-Income Fund: 0.50% of the first $200 million in assets; 0.45% of the next $200 million and 0.40% of the amount above $400 million.

After taking into account the expense reimbursements (more fully described below), the following details what was actually charged in 2012:

■	For the Parnassus Fund, the net investment advisory fee was 0.65% and the gross investment advisory fee was 0.65%.

■	For the Parnassus Equity Income Fund, the net investment advisory fee was 0.61% and the gross investment advisory fee was 0.61%.

■	For the Parnassus Mid-Cap Fund, the net investment advisory fee was 0.82% and the gross investment advisory fee was 0.85%.

■	For the Parnassus Small-Cap Fund, the net investment advisory fee was 0.83% and the gross investment advisory fee was 0.87%.

■	For the Parnassus Workplace Fund, the net investment advisory fee was 0.81% and the gross investment advisory fee was 0.81%.

■	For the Parnassus Fixed-Income Fund, the net investment advisory fee was 0.46% and the gross investment advisory fee was 0.50%.

The Parnassus Asia Fund is newly organized and did not pay any advisory fees in 2012.

The differences between the gross and net investment advisory fees for the Parnassus Mid-Cap Fund, the Parnassus Small-Cap Fund and the Parnassus Fixed-Income Fund are the result of contractual investment advisory fee waivers by Parnassus Investments.

Parnassus Investments has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses to 0.99% of net assets for the Parnassus Fund, 0.99% of the net assets for the Parnassus Equity Income Fund-Investor Shares, 0.78% of the net assets for the Parnassus Equity Income Fund-Institutional Shares, 1.20% of the net assets of the Parnassus Mid-Cap Fund, 1.20% of the net assets of the Parnassus Small-Cap Fund, 1.20% of the net assets of the Parnassus Workplace Fund, 1.45% of the net assets of the Parnassus Asia Fund, and 0.68% of the net assets for the Parnassus Fixed-Income Fund. These agreements will not be terminated prior to May 1, 2014, and may be continued indefinitely by the Adviser on a year-to-year basis.

A discussion regarding the basis for the Boards of Trustees approving the renewal of each of the investment advisory agreements with the Adviser is available in the Funds’ most recent semiannual report to shareholders for the most recent semiannual period ended June 30.

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Investing with Parnassus Funds

How to Purchase Shares

You can open an account directly with the Funds, or you can purchase and sell shares of the Funds through an intermediary, such as a broker-dealer, a financial institution or other service provider. These service providers may charge fees for the services they provide or impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds.

Choosing a Share Class for the Parnassus Equity Income Fund

The Parnassus Equity Income Fund offers two classes of shares: Investor Shares and Institutional Shares. The two types of shares have the same portfolio of investments and the same rights, and differ only in the expenses they are subject to and their required minimum investments. Investor Shares may be subject to fees resulting from account servicing charged to the Fund. Institutional Shares are available to investors who invest directly in the Fund and have a minimum investment of $100,000. Institutional Shares are also available through certain financial intermediaries and service providers who do not charge the Fund a service fee other than payments for shareholder servicing performed in place of the Fund’s transfer agent. The $100,000 minimum for Institutional Shares may be met if the investor intends to invest at least $100,000 in the Institutional Shares within a period of 12 months.

The minimum initial investment may be waived at the discretion of the Parnassus Funds for Institutional Shares purchased by any group retirement plan, including defined benefit and defined contribution plans such as 401(k), 403(b) and 457(b) plans that maintain an omnibus account, for which an intermediary or other entity provides services and is not compensated by the Funds for those services.

The minimum initial investment may be waived at the discretion of the Parnassus Funds for Institutional Shares purchased by individual accounts of a financial intermediary that charges an ongoing fee to its customers for its services or offers Institutional Shares through a no-load network or platform, and for accounts invested through fee-based advisory accounts and similar programs with approved intermediaries.

Accounts that fall below the $100,000 minimum investment value, and that are not subject to an exception to the minimum, will be exchanged to the Investor share class via a tax-free share class exchange. The Funds will give shareholders whose shares are subject to this exchange 60 days’ prior written notice in which to purchase sufficient shares to avoid this exchange.

Types of Accounts

The Funds offer the following types of accounts. The initial account minimums in this section refer to the Parnassus Fund, the Parnassus Equity Income Fund-Investor Shares, the Parnassus Mid-Cap Fund, the Parnassus Small-Cap Fund, the Parnassus Workplace Fund, the Parnassus Asia Fund and the Parnassus Fixed-Income Fund. The initial account minimums for the Parnassus Equity Income Fund-Institutional Shares are described above.

Individual or Joint Ownership Account

You can open a regular account that is owned by an individual or by two owners. An initial minimum investment must be at least $2,000 per fund.

Custodial Account

You can open a custodial account for a minor. The Funds offer both UGMA (Uniform Gift to Minor’s Act) and UTMA (Uniform Transfer to Minor’s Act) accounts. An initial minimum investment must be at least $500 per fund.

Traditional IRA, Roth IRA or SEP IRA Accounts

Through the Funds, you can open tax-deferred retirement accounts for individuals. An initial investment must be at least $500 per fund. For further information regarding plan administration, custodial fees and other details, investors should contact Parnassus Investments.

Trust Account

A legal trust can open an account. The Funds require the front page and signature page of the trust agreement, including title of the trust and names of the trustee(s), with the application. An initial minimum investment must be at least $2,000 per fund.

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Corporate Account

A partnership or corporation can open an account. The Funds require the Articles of Incorporation or Partnership Agreement with the appropriate signatures for the account. An initial minimum investment must be at least $2,000 per fund.

Subsequent investments for all accounts must be at least $50 per fund.

Direct Purchase of Shares

You can open an account or purchase additional shares in the following ways:

Internet

To open an account online, go to www.parnassus.com and follow the instructions on the website. By accessing your account online, you can purchase shares and have Parnassus debit your bank account. If an account has more than one owner or authorized person, the Funds will accept online instructions from any one owner or authorized person.

Mail

To open an account by mail, an investor should complete and mail the application form along with a check payable to “Parnassus Funds.” With additional investments, shareholders should write the name and number of the account on the check. Checks do not need to be certified, but are accepted subject to collection and must be drawn in United States dollars on United States banks. A fee of $20 will be assessed if a check is returned to the Funds unpaid due to insufficient funds, stop payment or for any other reason. The application should be sent to the following address:

Parnassus Investments

1 Market Street, Suite 1600

San Francisco, CA 94105

Telephone

If your account is eligible, you can call the Funds at (800) 999-3505 to make an exchange or purchase additional shares. The telephone purchase option may not be used for initial purchases of shares of the Funds, but may be used for subsequent purchases. If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person.

Parnassus Automatic Investment Program

After making an initial investment to open an account, a shareholder may purchase additional shares of the Funds ($50 minimum per fund) via the Parnassus Automatic Investment Program (“PAIP”). On a monthly or quarterly basis, your money will automatically be transferred from your bank account to your Fund account on the day of your choice (the 3rd or 18th day of the month). You can elect this option by filling out the PAIP section on the new account form. If you already have an account, you may fill out the Parnassus Automatic Investment Plan form, or sign up online at www.parnassus.com.

Parnassus Investments reserves the right to reject any purchase order. If an investment order is received in good order before 4:00 p.m. Eastern Time, which is 1:00 p.m. San Francisco time, it will be processed at the NAV calculated on the same business day. If an investment is received in good order after 4:00 p.m. Eastern Time, it will be processed at the NAV calculated on the next business day. See the caption “Net Asset Value” for a discussion on the calculation of NAV. A fee of $20 will be assessed if the automatic purchase cannot be made due to insufficient funds, stop payment or for any other reason.

There is no sales charge for the purchase of shares from the Funds, but investors may be charged a transaction fee or other fee on their behalf by an investment adviser, a brokerage firm or other financial institution, in connection with purchases or redemptions of shares of the Funds.

Purchasing Shares from Broker-Dealers, Financial Institutions and Others

Some broker-dealers may sell shares of the Funds. These broker-dealers may charge investors a fee at either the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Funds or to the Adviser. Some broker-dealers may purchase and redeem shares on a three-day settlement basis.

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The Funds may enter into agreements with broker-dealers, financial institutions or other service providers (“Servicing Agents”) that may include the Funds as an investment alternative in the programs they offer or administer. Investors purchasing or redeeming through a Servicing Agent need to check with the Servicing Agent to determine whether the Servicing Agent has entered into an agreement with the Funds. Servicing Agents may:

■

Become shareholders of record of the Funds. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents are not subject to the Funds’ minimum purchase requirement.

■	Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds.

■	Charge fees to their customers for the services provided. Also, the Funds and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

■

Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), it will receive same day pricing.

■

Be authorized to accept purchase orders on the Funds’ behalf (and designate other Servicing Agents to accept purchase orders on the Funds’ behalf). If the Funds have entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept purchase orders on the Funds’ behalf, then all purchase orders received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day’s NAV. All purchase orders received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day’s NAV. See the caption “Net Asset Value” for a discussion on the calculation of NAV.

Depending on your Servicing Agent’s arrangement with the Parnassus Equity Income Fund, you may qualify to purchase shares of the Parnassus Equity Income Fund-Institutional Shares.

If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent, because particular Servicing Agents may adopt policies or procedures that are separate from those described in this prospectus. When you purchase shares of the Funds through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Funds on a timely basis. If the Servicing Agent does not place your order on a timely basis, or if it does not pay the purchase price to the Funds within the period specified in its agreement with the Funds, it may be held liable for any resulting fees or losses.

How to Redeem Shares

When you redeem your shares, your proceeds are normally made by check and sent via mail. You can pre-designate a bank account where you would like redemption proceeds electronically deposited within three business days. For a $20 fee, you can have redemption proceeds wired to your bank account of record in one business day.

Redemption amounts of over $50,000 may be requested only by mail. If a redemption order is received in good order before 4:00 p.m. Eastern Time, which is 1:00 p.m. San Francisco time, it will be processed at the NAV calculated on the same business day. If a redemption order is received in good order after 4:00 p.m. Eastern Time, it will be processed at the NAV calculated on the next business day. The redemption order must include your account number and indicate the number of shares or the dollar amount you wish to redeem. All owners of the account must sign the redemption request unless the account application states that only one signature is necessary for redemptions. The Funds must have a change-of-address on file for 30 days before the Funds will send redemption or distribution checks to the new address.

The Funds usually require additional documents when shares are registered in the name of a corporation, agent or fiduciary, or if you are a surviving joint owner. In the case of a corporation, the Funds usually require a corporate resolution signed by the secretary. In the case of an agent or fiduciary, the Funds usually require an authorizing document. In the case of a surviving joint owner, the Funds usually require an original certified copy of the death certificate. Contact the Funds by phone at (800) 999–3505 if you have any questions about the requirements for redeeming your shares.

You can redeem your shares by:

Internet

If your account is eligible, you can redeem your shares by accessing your account online at www.parnassus.com. If an account has more than one owner or authorized person, the Funds will accept online instructions from any one owner or authorized person.

Prospectus • 2013	PARNASSUS FUNDS

Mail

You can mail your redemption request. Please be sure to include your account number, the amount of your redemption (dollars or shares) and the signatures of all account holders. Send the request to:

Parnassus Investments

1 Market Street, Suite 1600

San Francisco, CA 94105

Fax

The maximum amount that can be redeemed through request by fax is $50,000 per account per week. You can fax your redemption request to (415) 778–0228. Please be sure to include your account number, the amount of your redemption (dollars or shares) and the signatures of all account holders.

Telephone

For eligible accounts, you can redeem your shares, up to a maximum dollar amount of $50,000 per account per week, by calling (800) 999–3505. The telephone transaction privilege also allows a shareholder to effect exchanges from a Fund into an identically registered account in another Fund managed by Parnassus Investments. Shareholders who elect to use telephone transaction privileges must indicate this on the account application form. Neither the Funds nor Parnassus Investments will be liable for following instructions communicated by telephone reasonably believed to be genuine; a loss to the shareholder may result due to an unauthorized transaction. The Funds and the transfer agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person.

Procedures may include one or more of the following: recording all telephone calls requesting telephone transactions, verifying authorization and requiring some form of personal identification prior to acting upon instructions and sending a statement each time a telephone transaction is made. The Funds and Parnassus Investments may be liable for any losses due to unauthorized or fraudulent instructions only if such reasonable procedures are not followed. Of course, shareholders are not obligated in any way to authorize telephone transactions and may choose to make all transactions in writing. The telephone transaction privilege may be modified or discontinued by the Funds at any time upon 60 days’ prior written notice to shareholders.

Systematic Withdrawal Program

You can have the Funds automatically redeem, on a periodic basis, a set amount from your account and direct-deposit the proceeds into your bank account or mail you a check.

Redeeming Shares through Servicing Agent

If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so. Servicing Agents may charge you a fee for this service.

If the Funds have entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept redemption requests on behalf of the Funds, then all redemption requests received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day’s NAV. All redemption requests received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day’s NAV. See the caption “Net Asset Value” for a discussion on the calculation of NAV.

Other Redemption Information

If the Funds have received payment for the shares you wish to redeem and you have provided the instructions and any other documents needed in correct form, the Funds will promptly send you a check for the proceeds from the sale. Ordinarily, the Funds must send you a check within seven days, but the Funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven days at times when the New York Stock Exchange (“NYSE”) is closed or during emergency circumstances, as determined by the Securities and Exchange Commission. However, payment may be delayed for any shares purchased by check or ACH (Automated Clearing House) for a reasonable time (not to exceed 15 days from the date of such purchase). This delay is necessary for the Funds to determine that the purchase check or ACH (Automated Clearing House) will be honored. The Funds normally send out redemption checks by U.S. mail, but the Funds can send a redemption check by overnight delivery for a $20 fee.

Wire

If you wish to have the redemption proceeds sent by wire transfer, there will be a charge of $20 per transaction. Wiring funds will require a Medallion Signature Guarantee unless wiring instructions were previously filed with the Funds.

PARNASSUS FUNDS	Prospectus • 2013

Medallion Signature Guarantee

Certain types of transactions require a Medallion Signature Guarantee:

■	A redemption check sent to an address that is not the address of record or has not been on the Funds’ records for at least 30 days

■	Redemption proceeds sent to a bank account that is not the bank account of record

■	A redemption check made payable or sent to someone other than the named account owner

■	Changing the shareholder of record on an account (A Signature Validation Program Stamp is also acceptable for this change)

A Medallion Signature Guarantee is meant to ensure that a signature is genuine. It protects shareholders and the Funds against fraud. You can typically obtain a Medallion Signature Guarantee from a bank, a credit union, a savings and loan association or a broker-dealer. A notary public cannot provide a Medallion Signature Guarantee.

Redemption of Small Accounts

The Funds may, in order to reduce the expenses of the Funds, redeem all of the shares of any shareholder whose account balance falls below $500 after a redemption. This will be done at the NAV determined as of the close of business on the business day preceding the sending of such notice of redemption. The Funds will give shareholders whose shares are being redeemed 60 days’ prior written notice in which to purchase sufficient shares to avoid such redemption. The Funds may immediately, without prior written notice, redeem all of the shares of any shareholder whose account balance falls below $100 after a redemption.

Holds on Redemptions

If you purchased shares by check, the Funds may delay a redemption request for shares that were purchased in the past 15 days, in order to allow the Funds time to determine if your purchase check cleared.

Online and Telephone Transactions

Depending on the type of account, you may make shareholder transactions online or over the telephone. The Funds take steps to confirm your identity to prevent fraud, including confirming some of your personal information that they have on file. However, the Funds cannot be held liable for executing instructions the Funds reasonably believe to be genuine. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately upon receiving them. If you do not want the ability to conduct transactions online or over the telephone, please indicate that on your account application or call the Funds at (800) 999–3505.

Market Timing Policies and Procedures

Frequent purchases and redemptions of shares of the Funds may harm other shareholders by interfering with the efficient management of the Funds’ portfolios, increasing brokerage and administrative costs, and potentially diluting the value of their shares. The Funds’ Boards of Trustees have adopted a policy of discouraging frequent purchases and redemptions of Fund shares that could disrupt the efficient management of the portfolios. If management of the Funds determines that a shareholder is making frequent trades (defined as a purchase and redemption within five business days) in sufficient volume and with sufficient frequency to disrupt a Fund’s operations, that shareholder will be barred from making future investments in the Funds. The Funds’ Boards of Trustees and the Adviser do not encourage frequent trading and will not engage in an agreement with any party to permit frequent trading. The Adviser and the Funds’ Boards of Trustees will continue to monitor trading activity and the regulatory environment and may alter the policies at any time without prior notice to shareholders.

If inappropriate trading is detected in an omnibus account registered in the name of a nominee, financial intermediary or plan sponsor (collectively, “financial intermediaries”), the Funds may apply these market timing policies and procedures to the account. The Funds generally are dependent on the financial intermediaries in monitoring trading frequency and therefore in applying the Funds’ market timing policies and procedures. In this regard, the Funds have entered into written agreements with each of the Funds’ financial intermediaries, under which the intermediaries must, upon request, provide the Funds with certain shareholder and identity trading information to assist the Funds in enforcing their market timing policies and procedures.

The Funds reserve the right to reject any purchase or exchange transactions at any time. In addition, the Adviser reserves the right to impose restrictions on purchases or exchanges at any time that are more restrictive on disruptive, excessive or short-term trading, than those that are otherwise stated in this prospectus.

Prospectus • 2013	PARNASSUS FUNDS

Exchanging Shares

The proceeds from a redemption of shares of one Fund can be used to purchase shares of the other Funds. There is no limit on the number or dollar amount of exchanges. The Funds reserve the right to modify or eliminate this exchange privilege in the future. The exchange privilege is only available in states where the exchange may be legally made. The exchange of shares is treated as a sale, and an exchanging shareholder may, therefore, realize a taxable gain or loss.

Converting Shares (Parnassus Equity Income Fund)

The Parnassus Equity Income Fund offers two classes of shares, Investor Shares and Institutional Shares, which differ only in their ongoing fees and minimum account sizes. Investor Shares of the Parnassus Equity Income Fund may be converted into Institutional Shares of the Parnassus Equity Income Fund if your account balance is at least $100,000. The transaction will be based on the respective NAV of each class on the trade date for the conversion. Such a conversion is not a taxable event.

If an investor’s account balance in the Parnassus Equity Income Fund—Institutional Shares falls below $100,000, Parnassus may convert the shares into the Parnassus Equity Income—Investor Shares. Parnassus will notify the investor in writing before the mandatory conversion. The Funds will give shareholders whose shares are being converted 60 days’ prior written notice in which to purchase sufficient shares to avoid such conversion.

Net Asset Value

The NAV for the Funds will be calculated on each day the NYSE is open for trading and on any other day there is a sufficient degree of trading in investments held by the Funds to affect the NAV. The NYSE is closed on national holidays, Good Friday, and weekends. The NYSE also may be closed on national days of mourning or due to natural disasters or other extraordinary events or emergencies. The NAV of the Funds will usually be calculated as of the close of trading on the NYSE at 4:00 p.m. Eastern Time. The NAV may not be determined on any day that there are no transactions in shares of the Funds.

The NAV per share is the value of a Fund’s assets, less its liabilities, divided by the number of outstanding shares of that Fund. In general, the value of the Funds’ portfolio securities is the market value of such securities. However, securities and other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Fund’s Board of Trustees. Types of securities that the Funds may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities, including “restricted” securities and private placements for which there is no public market; (b) securities of an issuer that has entered into a restructuring; (c) securities whose trading has been halted or suspended; and (d) securities for which a foreign currency exchange rate is deemed inappropriate for use by the Funds or multiple appropriate rates exist. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The fair value of a security may differ from the last quoted price, and a Fund may not be able to sell a security at the fair value. See the statement of additional information for more details.

Additional Information Specific to Foreign Securities

The following applies to the Parnassus Asia Fund, and may also apply to a lesser extent to the Parnassus Fund, the Parnassus Equity Income Fund, the Parnassus Small-Cap Fund, the Parnassus Mid-Cap Fund and the Parnassus Workplace Fund, as each of these funds may invest up to 20% of its assets in foreign securities. The Parnassus Asia Fund may invest up to 100% of its assets in foreign securities.

The values of foreign securities held by the Funds are converted to U.S. dollars using exchange rates determined as of the close of trading on the NYSE and in accordance with the Fund’s pricing policies. The Funds generally use the foreign currency exchange rates deemed to be most appropriate by a foreign currency pricing service that is independent of the Funds and the Adviser.

Foreign securities held by the Funds may be traded on days and at times when the NYSE is closed and the NAV is therefore not calculated. Accordingly, the NAV of the Parnassus Asia Fund may be significantly affected on days when the shareholders have no access to the Parnassus Asia Fund, and the NAVs of the Parnassus Fund, the Parnassus Equity Income Fund, the Parnassus Small-Cap Fund, the Parnassus Mid-Cap Fund and the Parnassus Workplace Fund may be affected as well. For valuation purposes, quotations of foreign portfolio securities and other assets and liabilities stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates.

PARNASSUS FUNDS	Prospectus • 2013

Distributions and Taxes

All dividends from net investment income, together with distributions of short-term capital gains (collectively, “income dividends”), will be taxable as ordinary income to shareholders (although a portion may be taxed at the lower rate applicable to qualified dividend income), even though paid in additional shares. Any net, long-term capital gains (“capital-gain distributions”) distributed to shareholders are taxable as such. Tax-exempt and tax-deferred shareholders, of course, will not be required to pay taxes on any amount paid to them. Holders of IRAs and other tax-deferred retirement accounts are not required to pay taxes until distribution. (Tax-exempt retirement accounts do not have to pay taxes.)

Income dividends and capital-gain distributions will usually be paid once a year. The income dividend is usually paid in December of each year, except that the Parnassus Equity Income Fund normally declares and pays income dividends on a quarterly basis and the Parnassus Fixed-Income Fund normally declares and pays income dividends on a monthly basis; and the capital-gain distribution is usually made in November of each year. Income dividends and capital-gain distributions are taxable in the year received. For the convenience of investors, all payments are made in shares of the Funds. Shareholders who prefer to receive payment of income dividends and/or capital-gain distributions in cash should notify the Funds at least five days prior to the payment date. If you decide to receive your dividends and/or capital-gain distributions in cash, you may receive your payments by check or via the Automated Clearing House network (electronically credited to your bank account).

All dividends and distributions, whether reinvested or paid out in cash, may be subject to federal income tax. An exchange of one Fund’s shares for shares of another Fund will be treated as a sale of the respective Fund’s shares for tax purposes, and any gain on the transaction may be subject to state and federal income tax. If an investor purchases shares just before the dividend date, he or she will be taxed on the distribution even though it may be a return of capital. Tax issues can be complicated. Please consult your tax adviser with any tax questions you may have. Annually, you will receive on IRS Form 1099 the dollar amount and tax status of all distributions you received.

The Funds may be required to impose backup withholding at a current rate of 28% from any income dividends and capital-gain distributions. Shareholders can eliminate any backup-withholding requirements by furnishing certification of U.S. taxpayer identification numbers for reporting dividends.

To the extent that income dividends are derived from qualifying dividends paid by domestic corporations whose shares are owned by the Funds, such dividends, in the hands of the Funds’ corporate shareholders, will be eligible for the 70% dividends received deduction. Individuals do not qualify for this deduction; it applies to corporations only.

This summary is not intended to be and should not be construed to be legal or tax advice to any current holder of the shares of the Funds. Shareholders should consult their own tax advisers to determine the tax consequences of owning shares of the Funds.

Prospectus • 2013	PARNASSUS FUNDS

Cost Basis Reporting

Beginning in 2012, mutual fund companies such as the Parnassus Funds became subject to new information reporting requirements to mutual fund shareholders and the IRS with respect to taxable redemptions of mutual fund shares reported on Form 1099-B. In addition to the present law requirement to report the gross proceeds from redemptions on Form 1099-B, the Parnassus Funds are now required to report the cost basis and holding period information (indication of short-term or long-term) of Fund shares redeemed on Form 1099-B. The reporting requirements of the new law will apply to Fund shares acquired on or after January 1, 2012, and redeemed on and after that date. This reporting does not apply to tax-deferred or tax-exempt accounts such as IRAs or other retirement accounts.

The current law requirement to report only the gross proceeds from the redemption of mutual fund shares on Form 1099-B will continue to apply to all Fund shares acquired through December 31, 2011, and redeemed on and after that date. Form 1099-B is required to be provided to the IRS and the mutual fund shareholder.

Cost basis is used to determine your gain or loss for tax purposes should an investment be sold. The cost basis is the purchase price of a mutual fund (or other asset) plus reinvested dividends and reinvested capital gains distributions. If an investment is sold and the market value exceeds the cost basis, then there is a realized capital gain. Conversely, if the cost basis exceeds the market value, then there is a realized capital loss. The Parnassus Funds will default to “Average Basis” if a cost basis disposition method is not chosen. Fund shareholders should consult with their tax advisors to determine the best IRS accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

Financial Highlights

The financial highlights table is intended to help you understand each Fund’s financial performance for the past five years. The Parnassus Asia Fund is newly organized and therefore has not yet had any operations as of the date of this Prospectus. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by Deloitte & Touche LLP, whose report, along with the Funds’ financial statements, is included in the Annual Report of the Funds, which is available upon request.

PARNASSUS FUNDS	Prospectus • 2013

Selected data for each share of capital stock outstanding, total return and ratios/supplemental data for each of the five years ended December 31 are as follows:

For a Share Outstanding for the Year Ended	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Securities(a)	Total from Investment Operations(a)	Dividends from Net Investment Income	Distributions from Net Realized Gains on Securities	Total Dividends and Distributions

Parnassus Fund
2012	$35.23	$0.28	$8.64	$8.92	$(0.80)	$(2.73)	$(3.53)
2011	40.49	0.13	(2.25)	(2.12)	(0.12)	(3.02)	(3.14)
2010	34.82	0.15	5.67	5.82	(0.15)	-	(0.15)
2009	23.59	0.09	11.22	11.31	(0.08)	-	(0.08)
2008	36.66	0.17	(12.76)	(12.59)	(0.17)	(0.31)	(0.48)
Parnassus Equity Income Fund – Investor Shares
2012	26.35	0.39	3.64	4.03	(0.74)	(0.44)	(1.18)
2011	26.31	0.32	0.48	0.80	(0.31)	(0.45)	(0.76)
2010	24.45	0.30	1.85	2.15	(0.29)	-	(0.29)
2009	19.29	0.33	5.15	5.48	(0.32)	-	(0.32)
2008	25.31	0.27	(6.05)	(5.78)	(0.24)	-	(0.24)
Parnassus Equity Income Fund – Institutional Shares
2012	26.41	0.45	3.64	4.09	(0.80)	(0.44)	(1.24)
2011	26.36	0.38	0.50	0.88	(0.38)	(0.45)	(0.83)
2010	24.51	0.38	1.82	2.20	(0.35)	-	(0.35)
2009	19.34	0.31	5.22	5.53	(0.36)	-	(0.36)
2008	25.35	0.32	(6.05)	(5.73)	(0.28)	-	(0.28)
Parnassus Mid-Cap Fund
2012	17.69	0.16	3.10	3.26	(0.30)	(0.38)	(0.68)
2011	18.25	0.06	0.51	0.57	(0.13)	(1.00)	(1.13)
2010	16.28	0.30	2.70	3.00	(0.24)	(0.79)	(1.03)
2009	12.00	0.11	4.24	4.35	(0.07)	-	(0.07)
2008	17.39	0.06	(5.21)	(5.15)	(0.03)	(0.21)	(0.24)
Parnassus Small-Cap Fund
2012	20.08	-	3.69	3.69	-	-	-
2011	23.95	(0.04)	(3.15)	(3.19)	-	(0.68)	(0.68)
2010	17.92	0.15	6.53	6.68	(0.47)	(0.18)	(0.65)
2009	12.63	0.13	5.24	5.37	(0.08)	-	(0.08)
2008	16.91	0.08	(4.32)	(4.24)	(0.04)	-	(0.04)
Parnassus Workplace Fund
2012	19.64	0.12	4.13	4.25	(0.50)	(1.22)	(1.72)
2011	20.81	0.05	(0.40)	(0.35)	(0.05)	(0.77)	(0.82)
2010	19.45	0.02	2.48	2.50	(0.50)	(0.64)	(1.14)
2009	12.22	0.03	7.56	7.59	(0.33)	(0.03)	(0.36)
2008	17.60	0.05	(5.33)	(5.28)	-	(0.10)	(0.10)
Parnassus Fixed-Income Fund
2012	17.53	0.31	0.05	0.36	(0.33)	-	(0.33)
2011	16.90	0.33	0.88	1.21	(0.34)	(0.24)	(0.58)
2010	16.74	0.45	0.65	1.10	(0.59)	(0.35)	(0.94)
2009	16.19	0.51	0.69	1.20	(0.64)	(0.01)	(0.65)
2008	16.29	0.47	0.01	0.48	(0.57)	(0.01)	(0.58)

Prospectus • 2013	PARNASSUS FUNDS

Net Asset Value End of Year	Total Overall Return	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets (Net of Waiver and Expense Offset Arrangements)(b)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate	Net Assets End of Year (000s)

$40.62	26.04%	0.90%	0.90%	0.70%	52.72%	$470,136
35.23	(5.01)	0.94	0.94	0.33	74.43	354,572
40.49	16.71	0.97	0.97	0.42	51.77	444,457
34.82	47.94	1.00	0.99	0.31	53.24	351,176
23.59	(34.12)	1.01	0.99	0.51	98.38	173,911

29.20	15.43	0.90	0.90	1.38	24.34	4,023,309
26.35	3.13	0.94	0.94	1.19	63.04	3,398,905
26.31	8.89	0.99	0.99	1.23	54.30	3,150,408
24.45	28.73	0.99	0.99	1.63	60.16	2,364,691
19.29	(22.95)	0.99	0.99	1.21	70.20	1,400,214

29.26	15.64	0.68	0.68	1.59	24.34	1,006,980
26.41	3.40	0.70	0.70	1.43	63.04	630,035
26.36	9.07	0.75	0.75	1.54	54.30	407,423
24.51	28.97	0.77	0.77	1.51	60.16	192,987
19.34	(22.73)	0.79	0.78	1.44	70.20	137,501

20.27	18.58	1.23	1.20	0.79	22.82	128,964
17.69	3.33	1.24	1.20	0.35	38.67	61,299
18.25	18.70	1.46	1.20	1.73	53.22	36,811
16.28	36.26	1.73	1.20	0.78	40.11	22,804
12.00	(29.38)	2.25	1.20	0.40	132.74	6,672

23.77	18.40	1.23	1.20	(0.02)	32.85	679,980
20.08	(13.29)	1.22	1.20	(0.18)	39.50	644,825
23.95	37.37	1.30	1.20	0.75	35.33	445,343
17.92	42.50	1.47	1.20	0.81	46.00	115,168
12.63	(25.08)	1.86	1.20	0.51	100.41	26,805

22.17	22.03	1.14	1.14	0.54	69.25	281,029
19.64	(1.62)	1.16	1.16	0.22	47.22	216,269
20.81	12.96	1.25	1.20	0.09	53.85	143,491
19.45	62.13	1.36	1.20	0.16	32.73	95,300
12.22	(29.94)	2.32	1.20	0.30	72.58	7,951

17.56	2.08	0.79	0.75	1.78	5.45	225,723
17.53	7.24	0.81	0.75	1.92	29.25	211,723
16.90	6.61	0.83	0.75	2.60	56.06	180,186
16.74	7.48	0.87	0.75	3.07	46.24	137,924
16.19	2.98	0.88	0.75	2.90	44.87	100,070

(a) Income (loss) from operations per share is based on average daily shares outstanding.

(b) Parnassus Investments has contractually limited expenses to an annualized rate of 0.99% for the Parnassus Fund, 0.99% for the Parnassus Equity Income Fund–Investor Shares, 0.78% for the Parnassus Equity Income Fund–Institutional Shares, 1.20% for the Parnassus Mid-Cap Fund, the Parnassus Small-Cap Fund and the Parnassus Workplace Fund and 0.75% for the Parnassus Fixed-Income Fund, (this limit is currently 0.68%).

PARNASSUS FUNDS	Prospectus • 2013

General Information

Deloitte & Touche LLP, 555 Mission Street, San Francisco, California 94105, is the Funds’ independent registered public accounting firm.

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is the custodian of the Funds’ assets.

Parnassus Investments, 1 Market Street, Suite 1600, San Francisco, California 94105, is the Funds’ transfer agent and accounting agent. Jerome L. Dodson, the Funds’ President, is the majority stockholder of Parnassus Investments.

Householding Consent

To minimize expenses, we may mail only one copy of the Funds’ prospectus and each annual, semiannual and quarterly report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents and are currently receiving these reports directly from Parnassus Funds, please call us at (800) 999–3505 (or contact the financial institution that currently sends these reports to you). We will begin sending you individual copies 30 days after receiving your request.

Prospectus • 2013	PARNASSUS FUNDS

Privacy Policy and Practices

Parnassus is committed to maintaining the confidentiality, integrity and security of personal information entrusted to us by current and potential shareholders. We have always treated personal information as confidential and want you to be aware of our privacy policies.

What Information We Collect

We may collect and maintain the following nonpublic personal information about you:

■	information we receive from you on applications or other forms, such as your name, address, e-mail address, phone number, social security number, assets, income and date of birth; and

■	information about your transactions with us, our affiliates or others, such as your account number, balance, positions, activity, history, cost basis information and other financial information.

What Information We Disclose

We do not disclose any nonpublic personal information about our shareholders or former shareholders to any third parties, except as permitted or required by law. We are permitted by law to share any of the information we collect, as described above, with our affiliates. Parnassus will share information with affiliates if the information is required to provide a product or service you have requested. In addition, we may share such information with non-affiliated third parties to the extent necessary to effect, process, administer or enforce a transaction that you request or authorize, in connection with maintaining or servicing your account, as requested by regulatory authorities or as otherwise permitted or required by law. For example, we may provide such information to third parties in the course of servicing your account, such as identity-verification service providers. We may also disclose information to non-affiliated parties if compelled by law, such as responding to a subpoena, preventing fraud or complying with an inquiry by a government agency or regulator.

How We Protect Your Information

We restrict access to nonpublic personal information about you to those persons who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect the confidentiality, integrity and security of your nonpublic personal information.

We will continue to adhere to the privacy policies and practices in this notice even if your account is closed or becomes inactive.

Additional Rights

You may have other privacy protections under applicable state laws. To the extent those state laws apply, we will comply with them with respect to your nonpublic personal information.

How to Contact Us

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Investment Adviser	Independent Registered Public Accounting Firm
Parnassus Investments	Deloitte & Touche LLP
1 Market Street, Suite 1600	555 Mission Street
San Francisco, CA 94105	San Francisco, CA 94105

Legal Counsel	Distributor
Foley & Lardner LLP	Parnassus Funds Distributor
777 E. Wisconsin Ave.	1 Market Street, Suite 1600
Milwaukee, WI 53202	San Francisco, CA 94105

PARNASSUS FUNDS

1 Market Street, Suite 1600

San Francisco, CA 94105

(800) 999-3505

www.parnassus.com

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Sign up for electronic delivery of prospectuses, shareholder reports and account statements at www.parnassus.com/gopaperless If you do not hold your account directly with Parnassus, please contact the firm that holds your account to inquire about electronic delivery.

You can obtain additional information about each of the Funds in their statement of additional information (SAI) and other Fund documents. The Funds’ SAI dated May 1, 2013, has been filed with the Securities and Exchange Commission (SEC) and is incorporated in this prospectus by reference (namely, it legally forms a part of the prospectus). The Funds also publish an annual and a semiannual report and two quarterly reports each year that discuss the Funds’ holdings and how recent market conditions as well as the Funds’ investment strategies affected performance. For a free copy of any of these documents or to ask questions about the Funds, call the Parnassus Funds at (800) 999–3505.

The Funds make available the SAI and the annual and semiannual reports, free of charge, on their Internet website (http://www. parnassus.com). This information may also be reviewed at the Public Reference Room of the SEC in Washington, D.C. or by visiting the SEC’s Internet website at http://www.sec.gov. In addition, this information may be obtained for a fee by emailing the Public Reference Room of the SEC at publicinfo@sec.gov or by writing to: Public Reference Room, Securities and Exchange Commission, Washington, D.C. 20549-1520. You may also call the SEC at (202) 551-8090 for information on the operation of the Public Reference Room.

The Investment Company Act File Number for Parnassus Income Funds is 811-06673. The Investment Company Act File Number for Parnassus Funds is 811-04044.

Printed on recycled paper with soy-based ink.

May 1, 2013

STATEMENT OF ADDITIONAL INFORMATION FOR

Parnassus Fund	(PARNX)
Parnassus Equity Income Fund - Investor Shares	(PRBLX)
Parnassus Equity Income Fund - Institutional Shares	(PRILX)
Parnassus Mid-Cap Fund	(PARMX)
Parnassus Small-Cap Fund	(PARSX)
Parnassus Workplace Fund	(PARWX)
Parnassus Asia Fund	(PAFSX)
Parnassus Fixed-Income Fund	(PRFIX)

Parnassus Funds

Parnassus Income Funds

1 Market Street, Suite 1600

San Francisco, CA 94105

(800) 999-3505

The “Parnassus Funds” or the “Funds,” as referenced collectively in this statement of additional information, are comprised of two trusts. The Parnassus Funds trust consists of five mutual funds: the Parnassus Fund, the Parnassus Mid-Cap Fund, the Parnassus Small-Cap Fund, the Parnassus Workplace Fund and the Parnassus Asia Fund. The Parnassus Income Funds trust consists of two mutual funds: the Parnassus Equity Income Fund and the Parnassus Fixed-Income Fund. The Funds are managed by Parnassus Investments (the “Adviser”). The Parnassus Equity Income Fund offers two classes of shares, Investor Shares and Institutional Shares, which differ only in their ongoing fees and investment eligibility requirements.

This statement of additional information is not a prospectus. It should be read in conjunction with the Funds’ prospectus dated May 1, 2013. The Funds’ audited financial statements for the fiscal year ended December 31, 2012 are incorporated into this statement of additional information by reference to the Funds’ annual report to shareholders dated December 31, 2012. You may obtain a free copy of the prospectus or the annual report by calling the Funds at (800) 999-3505, writing to the Funds at the above address or by visiting the Funds’ website, www.parnassus.com.

INVESTMENT OBJECTIVES AND POLICIES

The investment objective of the Parnassus Fund, the Parnassus Mid-Cap Fund, the Parnassus Small-Cap Fund, the Parnassus Workplace Fund and the Parnassus Asia Fund is to achieve long-term capital appreciation. The investment objective of the Parnassus Equity Income Fund is both capital appreciation and current income. The investment objective of the Parnassus Fixed-Income Fund is to provide a high level of current income consistent with safety and preservation of capital. Each of the Funds is diversified. The Funds’ prospectus describes the investment objective and principal investment strategies of each Fund.

Investment Restrictions

The Funds have adopted the following investment restrictions (in addition to those indicated in the prospectus) as fundamental policies that may not be changed without the approval of the holders of a “majority” (as defined in the Investment Company Act of 1940 [the “1940 Act”]) of the applicable Fund’s outstanding shares. A vote of the holders of a “majority” (as so defined) of a Fund’s outstanding shares means a vote of the holders of the lesser of (i) 67% or more of the Fund’s shares present or represented by proxy at a meeting at which more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares.

The Funds may not:

(1)	With respect to 75% of a Fund’s total net assets, purchase any security, other than obligations of the U.S. government, its agencies or instrumentalities (“U.S. government securities”), if as a result: (i) more than 5% of a Fund’s total net assets (taken at current value) would then be invested in securities of a single issuer or (ii) a Fund would hold more than 10% of the outstanding voting securities of any one issuer.

(2)	Purchase any security if, as a result, any Fund would have 25% or more of its net assets (at current value) invested in a single industry.

(3)	Purchase securities on margin (however, the Funds may obtain such short-term credits as may be necessary for the clearance of transactions).

(4)	Make short sales of securities, purchase on margin or purchase puts, calls, straddles or spreads.

(5)	Issue senior securities, borrow money or pledge their assets except that each Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 10% (taken at the lower of cost or current value) of its net assets (not including the amount borrowed) and pledge its assets to secure such borrowings. A Fund will not make additional purchases while any borrowings are outstanding.

(6)	Buy or sell commodities or commodity contracts including futures contracts or real estate, real estate limited partnerships or other interests in real estate; provided, however, that the Parnassus Asia Fund may purchase and sell commodities to the extent permitted by the 1940 Act. (The 1940 Act currently permits investments in commodities.) Each Fund may purchase and sell securities that are secured by real estate and securities of companies that invest or deal in real estate.

(7)	Act as underwriter, except to the extent that in connection with the disposition of portfolio securities, each Fund may be deemed to be an underwriter under certain federal securities laws.

(8)	Participate on a joint (or joint and several) basis in any trading account in securities.

(9)

Invest in securities of other registered investment companies, except that each Fund may invest up to 10% of its assets in money-market funds, but no more than 5% of its assets in any one fund and no Fund may own more than 3% of the outstanding voting shares of any one fund. This restriction does not apply to a transaction that is a part of a merger, consolidation or other acquisition or regarding collateral held for securities lending arrangements, which are deposited into money-market funds.

(10)	Invest in interests in oil, gas or other mineral exploration or development programs or in oil, gas or other mineral leases, although each Fund may invest in the common stocks of companies that invest in or sponsor such programs.

(11)	Make loans, except through repurchase agreements; however, the Funds may engage in securities lending and may also acquire debt securities and other obligations consistent with the applicable Fund’s investment objective(s) and its other investment policies and restrictions. Investing in a debt instrument that is convertible into equity or investing in a community loan fund is not considered the making of a loan.

As a general rule, the percentage limitations referred to in these restrictions apply only at the time of investment other than with respect to a Fund’s borrowing of money. A later increase or decrease in a percentage that results from a change in value in the portfolio securities held by a Fund will not be considered a violation of such limitation, and the Fund will not necessarily have to sell a portfolio security or adjust its holdings in order to comply.

Portfolio Turnover

The Parnassus Fund, the Parnassus Equity Income Fund, the Parnassus Mid-Cap Fund, the Parnassus Small-Cap Fund, the Parnassus Workplace Fund and the Parnassus Fixed-Income Fund did not have significant changes in portfolio turnover rates over the two most recently completed fiscal years. For the year ended December 31, 2011, the turnover for the Parnassus Fund, the Parnassus Equity Income Fund, the Parnassus Mid-Cap Fund, the Parnassus Small-Cap Fund, the Parnassus Workplace Fund and the Parnassus Fixed-Income Fund was 74.43%, 63.04%, 38.67%, 39.50%, 47.22% and 29.25% respectively. For the year ended December 31, 2012, the turnover for the Parnassus Fund, the Parnassus Equity Income Fund, the Parnassus Mid-Cap Fund, the Parnassus Small-Cap Fund, the Parnassus Workplace Fund and the Parnassus Fixed-Income Fund was 52.72%, 24.34%, 22.82%, 32.85%, 69.25% and 5.45% respectively. The Parnassus Asia Fund is newly formed and had no portfolio turnover as of the date of this statement of additional information.

Operating Policies

Each of the Funds has adopted the following operating policies (unless otherwise noted), which may be changed by a vote of the majority of the Fund’s Trustees:

(1)	With the exception of the Parnassus Fixed-Income Fund, a Fund may purchase warrants up to a maximum of 5% of the value of its total net assets. The Parnassus Fixed-Income Fund may not purchase warrants.

(2)	The Parnassus Fund, the Parnassus Equity Income Fund, the Parnassus Mid-Cap Fund, the Parnassus Small-Cap Fund and the Parnassus Workplace Fund may not hold or purchase foreign currency except as may be necessary in the settlement of foreign securities transactions. The Parnassus Asia Fund may hold or purchase foreign currency. The Parnassus Fixed-Income Fund may not hold or purchase foreign currency.

(3)

It is the position of the Securities and Exchange Commission (“SEC”) (and an operating although not a fundamental policy of each Fund) that a Fund may not make certain illiquid investments if thereafter more than 15% of the value of its net assets would be so invested. Investments included in this 15% limit are: (i) those which are restricted (namely, those which cannot freely be resold for legal or contractual reasons); (ii) fixed time-deposits subject to withdrawal penalties (other than overnight deposits); (iii) repurchase agreements having a maturity of more than seven days; and (iv) investments for which market quotations are not readily available. However, the 15%

limit does not include obligations that are payable at principal amount plus accrued interest within seven days after purchase or commercial paper issued under Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”), or securities eligible for resale under Rule 144A of the 1933 Act that have been determined to be liquid pursuant to procedures adopted by the Boards of Trustees.

(4)	With respect to the Parnassus Mid-Cap Fund, the Parnassus Small-Cap Fund, the Parnassus Workplace Fund, the Parnassus Asia Fund and the Parnassus Fixed-Income Fund, in accordance with the requirements of Rule 35d-1 under the 1940 Act, it is a fundamental policy of each of the Parnassus Mid-Cap Fund, the Parnassus Small-Cap Fund, the Parnassus Workplace Fund, the Parnassus Asia Fund and the Parnassus Fixed-Income Fund to normally invest at least 80% of its net assets, plus borrowings for investment purposes, in the particular type of investments suggested by its name. The Parnassus Mid-Cap Fund invests mainly in companies with market capitalizations between $3 billion and $20 billion. The Parnassus Small-Cap Fund invests mainly in companies with market capitalizations under $3 billion. The Parnassus Workplace Fund invests mainly in companies that the Adviser considers to have a good workplace for its employees. The Parnassus Asia Fund invests principally in companies located in Asia. The Parnassus Fixed-Income Fund invests mainly in fixed-income securities, particularly in investment-grade bonds. Attached as Annex A to this statement of additional information is a description of the corporate bond ratings of Moody’s Investors Service, Inc. and Standard & Poor’s Corporation.

As a general rule, the percentage limitations referred to in these restrictions apply only at the time of investment other than with respect to the limitations on illiquid investments. A later increase or decrease in a percentage that results from a change in value in the portfolio securities held by a Fund will not be considered a violation of such limitation, and the Fund will not necessarily have to sell a portfolio security or adjust its holdings in order to comply.

Foreign Securities

The Parnassus Fund, the Parnassus Equity Income Fund, the Parnassus Mid-Cap Fund, the Parnassus Small-Cap Fund and the Parnassus Workplace Fund may each purchase foreign securities and American Depositary Receipts of foreign companies up to a maximum of 20% of the value of their total net assets. The Parnassus Asia Fund may purchase foreign securities and American Depositary Receipts of foreign companies up to a maximum of 100% of the value of its total net assets. In addition to American Depositary Receipts (“ADRs”), such Funds may hold foreign securities in the form of American Depository Shares (“ADSs”), Global Depository Receipts (“GDRs”) and European Depository Receipts (“EDRs”), or other securities convertible into foreign securities. Generally, American banks or trust companies issue ADRs and ADSs, which evidence ownership of underlying foreign securities. GDRs represent global offerings where an issuer issues two securities simultaneously in two markets, usually publicly in a non-U.S. market and privately in the U.S. market. EDRs (sometimes called Continental Depository Receipts (“CDRs”)) are similar to ADRs, but usually issued in Europe. Typically issued by foreign banks or trust companies, EDRs and CDRs evidence ownership of foreign securities. Generally, ADRs and ADSs in registered form trade in the U.S. securities markets, GDRs in the U.S. and European markets, and EDRs and CDRs (in bearer form) in European markets. Such investments increase a portfolio’s diversification and may enhance return, but they also involve some special risks, such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment’s value (favorable change can increase its value). When determining whether a company’s equity securities are considered to be a “foreign security,” the Adviser typically gives the most weight to the location of the company and the location of the exchange(s) where most of the firms’ equity securities are traded, but each company is evaluated using multiple factors. The location of a company can be determined by where it is organized, where its profits and revenues are derived, and where its assets are located, as well as other factors. With regard to the Parnassus Asia Fund, Asian companies are companies domiciled or headquartered in Asia, or whose primary business activities or principal trading markets are located in Asia. The Parnassus Fixed-Income Fund may not purchase foreign securities or ADRs.

Emerging Markets

The Parnassus Asia Fund may invest in securities of companies in countries with emerging economies or securities markets (“Emerging Markets”). Investment in Emerging Markets involves risks in addition to those generally associated with investments in foreign securities. Political and economic structures in many Emerging Markets may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. As a result, the risks described above relating to investments in foreign securities, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Parnassus Asia Fund’s investments and the availability to the Parnassus Asia Fund of additional investments in such Emerging Markets. The small size and inexperience of the securities markets in certain Emerging Markets and the limited volume of trading in securities in those markets may make the Parnassus Asia Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the U.S., Japan and most Western European countries).

Geographic Concentration

The Parnassus Asia Fund concentrates its investments in Asian companies. There are specific risks associated with investing in the Asia Pacific region, including the risk of severe economic, political or military disruption. The Asia Pacific region comprises countries in all stages of economic development. Some Asia Pacific economies may experience overextension of credit, currency devaluations and restrictions, rising unemployment, high inflation, underdeveloped financial services sectors, heavy reliance on international trade and prolonged economic recessions. Many Asia Pacific countries are dependent on foreign supplies of energy. A significant increase in energy prices could have an adverse impact on these economies and the region as a whole.

The economies of many Asia Pacific countries (especially those whose development has been export-driven) are dependent on the economies of the United States, Europe and other Asian countries, and, as seen in the recent developments in global credit and equity markets, events in any of these economies could negatively impact the economies of Asia Pacific countries. Currency fluctuations, devaluations and trading restrictions in any one country can have a significant effect on the entire Asia Pacific region. Increased political and social instability in any Asia Pacific country could cause further economic and market uncertainty in the region, or result in significant downturns and volatility in the economies of Asia Pacific countries.

The development of Asia Pacific economies, and particularly those of China, Japan and South Korea, may also be affected by political, military, economic and other factors related to North Korea. Negotiations to ease tensions and resolve the political division of the Korean peninsula have been carried on from time to time producing sporadic and inconsistent results. Recently, there have also been efforts to increase economic, cultural and humanitarian contacts among North Korea, South Korea, Japan and other nations. There can be no assurance that such negotiations or efforts will continue or will ease tensions in the region. Any military action or other instability could adversely impact the ability of the Parnassus Asia Fund to achieve its investment objective. Lack of available information regarding North Korea is also a significant risk factor.

Some companies in the region may have less established shareholder governance and disclosure standards than in the U.S. Some companies are controlled by family and financial institutional investors whose investment decisions may be hard to predict based on standard U.S.-based equity analysis. Consequently, investments may be vulnerable to unfavorable decisions by the management or shareholders. Corporate protectionism (e.g., adoption of poison pills and restrictions on shareholders seeking to influence management) appears to be increasing, which could adversely impact the value of affected companies. As these countries may be considered emerging or markets, the governments of these countries may be more unstable and more likely to impose controls on market prices (including, for example, limitations on daily price movements), which may negatively impact the Parnassus Asia Fund’s ability to acquire or dispose of a position in a timely manner. Emerging market countries may also impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. Additionally, because these markets may not be as mature, there may be increased settlement risks for transactions in local securities.

Economies in this region may also be more susceptible to natural disasters, or adverse changes in climate or weather. Economies in which agriculture occupies a prominent position, and countries with limited natural resources (suchas oil and natural gas), may be especially vulnerable to natural disasters and climatic changes.

Foreign Currency Transactions

Since the Parnassus Asia Fund may purchase securities denominated in foreign currencies, changes in foreign currency exchange rates will affect, either directly or indirectly, the value of the Parnassus Asia Fund’s assets from the perspective of U.S. investors. The Parnassus Asia Fund may seek to protect itself against the adverse effects of currency exchange rate fluctuations by entering into currency forward, futures or options contracts. Hedging transactions may not, however, always be fully effective in protecting against adverse exchange rate fluctuations. Furthermore, hedging transactions involve transaction costs and the risk that the Parnassus Asia Fund might lose money; either because exchange rates move in an unexpected direction, because another party to a hedging contract defaults or for other reasons. Hedging transactions also limit any potential gain which might result if exchange rates moved in a favorable direction. The value of foreign investments and the investment income derived from them may also be affected (either favorably or unfavorably) by exchange control regulations. In addition, the value of foreign fixed-income investments will fluctuate in response to changes in U.S. and foreign interest rates.

To manage the currency risk accompanying investments in foreign securities and to facilitate the purchase and sale of foreign securities, the Parnassus Asia Fund may engage in foreign currency transactions on a spot (cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (“forward foreign currency” contracts or “forward” contracts).

A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The Parnassus Asia Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Parnassus Asia Fund to deliver an amount of foreign currency in excess of the value of the Parnassus Asia Fund’s securities or other assets denominated in that currency. The Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Parnassus Asia Fund will be served.

At the maturity of a forward contract, the Parnassus Asia Fund may either sell the portfolio securities and make delivery of the foreign currency, or it may retain the securities and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the same amount of foreign currency.

If the Parnassus Asia Fund retains the portfolio securities and engages in an offsetting transaction, the Parnassus Asia Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Parnassus Asia Fund engages in an offsetting transaction, it may subsequently enter into a forward contract to sell the foreign currency. Should forward prices decline during the period when the Parnassus Asia Fund entered into the forward contract for the sale of a foreign currency and the date it entered into an offsetting contract for the purchase of the foreign currency, the Parnassus Asia Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Parnassus Asia Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The Parnassus Asia Fund may purchase and sell currency futures and purchase and write currency options to increase or decrease its exposure to different foreign currencies. The uses and risks of currency options and futures are similar to options and futures relating to securities or indices. Currency futures contracts are similar to forward foreign currency contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Parnassus Asia Fund’s investments. A currency hedge, for example, should protect a Yen-dominated security from a decline in the Yen, but will not protect the Parnassus Asia Fund against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of the Parnassus Asia Fund’s foreign-denominated investments change in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Parnassus Asia Fund’s investments exactly over time.

Limited Partnerships

With the exception of the Parnassus Fixed-Income Fund, each of the Funds may also invest up to 5% of its total net assets in venture-capital limited partnerships. These investments will not be liquid (and are subject to the restriction on illiquid investments discussed above) and will likely involve a higher degree of risk than most portfolio securities.

Warrants and Put and Call Options

Each Fund, to the extent consistent with its investment objective and investment strategies, may purchase warrants and put and call options on securities. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option’s underlying security at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option.

If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying security at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists. The buyer of a put option can expect to realize a gain if security prices fall substantially. However, if the underlying security’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying security at the option’s strike price. A call buyer attempts to participate in potential price increases of the underlying security with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Warrants are similar to call options in that the purchaser of a warrant has the right (but not the obligation) to purchase the underlying security at a fixed price. Warrants are issued by the issuer of the underlying security whereas options are not. Warrants typically have exercise periods in excess of those of call options. Warrants do not carry the right to receive dividends or vote with respect to the securities they entitle the holder to purchase, and they have no rights to the assets of the issuer. Warrants are more speculative than the underlying investment. A warrant ceases to have value if it is not exercised prior to its expiration date.

Repurchase Agreements

Each of the Funds may purchase the following securities, subject to repurchase agreements: certificates of deposit, certain bankers’ acceptances and securities that are direct obligations of, or that are fully guaranteed as to principal, by the United States or any agency or instrumentality of the United States. A repurchase transaction occurs when at the time a Fund purchases a security, the Fund also resells it to the vendor (normally a commercial bank or a broker-dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed-upon date in the future. Such securities, including any securities so substituted, are referred to as the “Resold Securities.” The Adviser will consider the creditworthiness of any vendor of repurchase agreements and will continuously monitor the collateral so that it never falls below the resale price. The resale price is in excess of the purchase price in that it reflects an agreed-upon market interest rate effective for the period of time during which a Fund’s money is invested in the Resold Securities. The majority of these transactions run from day to day, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. Repurchase agreements with a maturity of more than seven days are considered to be illiquid and are subject to the restriction on illiquid investments discussed above. A Fund’s risk is limited to the ability of the vendor to pay the agreed-upon sum upon the delivery date.

If there is a default, the Resold Securities constitute collateral for the repurchase obligation and will be promptly sold by the Fund in question. However, there may be delays and costs in establishing a Fund’s rights to the collateral and the value of the collateral may decline. A Fund will bear the risk of loss in the event that the other party to the transaction defaults on its obligation and the Fund is delayed or prevented from exercising its right to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights.

Repurchase agreements can be considered as loans “collateralized” by the Resold Securities (such agreements being defined as “loans” in the 1940 Act.) The return on such “collateral” may be more or less than that from the repurchase agreement. The Resold Securities will be marked to market every business day so that the value of the “collateral” is at least equal to the value of the loan including the accrued interest earned thereon. All Resold Securities will be held by the Funds’ custodian either directly or through a securities depository.

Lending Portfolio Securities

To generate additional income, each of the Funds may lend its portfolio securities to broker-dealers, banks or other institutional borrowers of securities. A Fund must receive 102% collateral in the form of cash or U.S. government securities. This collateral will be valued daily. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund in question. During the time portfolio securities are on loan, the borrower pays the Funds any dividends or interest received on such securities. Although the borrower must pledge collateral in the form of cash or U.S. government securities, a Fund may invest the collateral in U.S. government securities or short-term, high-quality money-market instruments with maturities of 397 days or less, which may also include other money-market funds that are registered investment companies. The Funds’ social investing criteria may not be applied to investments made with the collateral. While a Fund does not have the right to vote securities that are on loan, each of the Funds intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. The borrower can repay the loan at any time and a Fund can demand repayment at any time.

Convertible Securities

Each Fund, to the extent consistent with its investment objective and investment strategies, may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Preferred Securities

Each Fund, to the extent consistent with its investment objective and investment strategies, may invest in preferred stocks. Preferred stock includes convertible and non-convertible preferred and preference stocks that are senior to common stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Disclosure of Portfolio Holdings

The Funds maintain written policies and procedures regarding the disclosure of their portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Funds’ shareholders. This includes procedures to address conflicts of interest. The Funds may not receive any compensation for providing this information. The Funds’ Chief Compliance Officer will report periodically to the Boards of Trustees with respect to compliance with the Funds’ portfolio holdings disclosure procedures.

SEC and Website Disclosure

The SEC requires the Funds to file their complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Funds’ annual and semiannual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters. The portfolio holdings information provided in these reports is as of the end of the quarter in question. Form N-CSR must be filed with the SEC no later than 10 calendar days after a Fund transmits its annual or semiannual report to its shareholders, which occurs no later than 60 calendar days after the end of the applicable period. Form N-Q must be filed with the SEC no later than 60 calendar days after the end of the applicable quarter. These reports are available on the SEC’s website (www.sec.gov).

The Funds publish portfolio holdings information as of the end of each month and quarter on the Parnassus Funds’ website (www.parnassus.com). Monthly holdings information includes the largest 10 holdings for each Fund and may also include other related portfolio information. Portfolio information may include portfolio management commentary and portfolio statistics. This information is available to anyone who visits the website, and is updated on or about 10 business days following the end of each month. The Funds also publish on their website their entire portfolio holdings, as well as related portfolio investment statistics and analyses, on a quarterly basis on or about 15 business days following each calendar quarter. Holdings information will remain on the website until updated for the subsequent time period.

Service Providers

The Funds have entered into arrangements with certain third-party service providers for services that require these groups to have access to the Funds’ portfolios on a more frequent basis than is publicly available (in some cases on a daily basis). As a result, such third-party service providers may receive portfolio holdings information prior to, and more frequently than, the public disclosure of such information. There is no set time between the date of such information being provided to the service providers and the date on which the information is publicly disclosed as the information is provided to the service providers on an as needed basis in connection with the services they provide to the Funds (some receive the information daily). In each case, the Funds’ Boards of Trustees have determined that such advanced disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential. These third-party service providers include the Funds’ independent registered public accounting firm, legal counsel, custodian, financial printer, pricing service provider, auditor and proxy voting service.

Rating and Ranking Organizations

The Funds’ Boards of Trustees have determined that the Funds may provide their entire portfolios to the following rating and ranking organizations:

Bloomberg L.P.

Thomson Reuters (parent company of Lipper)

Morningstar, Inc.

Standard & Poor’s Ratings Group

The Funds’ management has determined that these organizations provide investors with a valuable service and, therefore, are willing to provide them with portfolio information. The Funds may not pay these organizations or receive any compensation from them for providing this information. This information is provided on the condition that it be kept confidential and that such organizations not trade on such information.

Other Individuals and Organizations

Occasionally, certain third parties, including individual shareholders, institutional investors and other third-party organizations, request information about the Funds’ portfolio holdings before they are publicly disclosed. Where executive management believes there is a legitimate business purpose for such disclosure, the disclosure may be made provided that (i) management, including the Chief Compliance Officer, have reasonably concluded that the recipient will not distribute the information to other persons who might use the information for purposes of purchasing or selling the Funds or their portfolio securities before their portfolio holdings are publicly disclosed; and (ii) the recipient signs a written confidentiality agreement, if not subject to a specific duty of confidentiality by law.

MANAGEMENT

The Funds’ Boards of Trustees decide matters of general policy and supervise the activities of the Adviser. All Trustees serve indefinite terms and they each oversee seven portfolios (funds) in the Parnassus Funds complex. The Funds consist of two trusts, the Parnassus Funds trust and the Parnassus Income Funds trust (each a “Trust” and, collectively, the “Trusts”). Each of the Trusts has its own Board of Trustees. The same individuals serve as Trustees and Officers of each Trust. The Funds’ Officers conduct and supervise the daily business operations of the Funds. The Trusts do not have a Chairman of the Board. As President of the Trusts, Jerome L. Dodson is the presiding officer at all meetings of the Board of Trustees. Herbert A. Houston serves as the lead independent trustee. The Trusts have determined that their leadership structure is appropriate because it has been in place since 2002 and during that time the Funds have generally delivered market or above market returns for their investors.

Through its direct oversight role, and indirectly through the Audit Committee, and officers of the Funds and service providers, the Funds’ Boards of Trustees performs a risk oversight function for the Funds. To effectively perform its risk oversight function, the Boards, among other things, perform the following activities: receive and review reports related to the performance and operations of the Funds; review and approve, as applicable, the compliance policies and procedures of the Funds; approve the Funds’ principal investment policies; adopt policies and procedures designed to deter market timing; meet with representatives of various service providers, including the Adviser and the independent registered public accounting firm of the Funds, to review and discuss the activities of the Funds and to provide direction with respect thereto; and appoint a chief compliance officer of the Funds who oversees the implementation and testing of the Funds’ compliance program and reports to the Boards regarding compliance matters for the Funds and their service providers.

The Audit Committee consists solely of the four independent trustees. As referenced above, the Audit Committee plays a significant role in the risk oversight of the Funds as it meets at least annually with the auditors of the Funds and quarterly with the Funds’ Chief Compliance Officer.

Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds, the Adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals. As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to substantial limitations.

The Trustees and Officers of the Funds are as set forth on the following pages (ages and employment tenures listed are of as December 31, 2012).

Name, Age and Address	Position with Funds	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Directorships Outside the Parnassus Complex for Past Five Years	Number of Portfolios in Parnassus Complex Overseen by Trustee
INDEPENDENT TRUSTEES (trustees who are not deemed to be “interested persons” of the Funds as defined in the 1940 Act)

Herbert A. Houston, 69 Parnassus Investments 1 Market Street, Ste. 1600 San Francisco, CA 94105	Trustee	Indefinite Since 1992 for Parnassus Income Funds Since 1998 for Parnassus Funds	Healthcare consultant since 1998, and owner of several small businesses.	None	7

Jeanie S. Joe, 65 Parnassus Investments 1 Market Street, Ste. 1600 San Francisco, CA 94105	Trustee	Indefinite Since 2004 for Parnassus Income Funds and Parnassus Funds	President of Geo/ Resource Consultants, a geotechnical and environmental consulting firm, from 1995 -2009. L.E.E.D. accredited professional since 2009.	None	7

Donald V. Potter, 67 Parnassus Investments 1 Market Street, Ste. 1600 San Francisco, CA 94105	Trustee	Indefinite Since 2002 for Parnassus Income Funds and Parnassus Funds	President and owner of strategystreet.com, a website devoted to improving business strategies of companies, since 1984.	None	7

Donald J. Boteler, 65 Parnassus Investments 1 Market Street, Ste. 1600 San Francisco, CA 94105	Trustee	Indefinite Since May, 2012 for Parnassus Income Funds and Parnassus Funds	Vice President, Operations & Continuing Education, Investment Company Institute, from 1986 to March 2012. Trustee of FAM Funds since October 2012.	FAM Funds	7

INTERESTED TRUSTEE (Mr. Dodson is an “interested person” of the Funds as defined in the 1940 Act because of his ownership in the Adviser)

Jerome L. Dodson, 69 Parnassus Investments 1 Market Street, Ste. 1600 San Francisco, CA 94105	President and Trustee	Indefinite Since 1992 for Parnassus Income Funds Since 1984 for Parnassus Funds	President and Trustee of Parnassus Funds and Parnassus Income Funds since their inceptions; President and Director of Parnassus Investments since June 1984. Portfolio manager since 1984. CEO of Parnassus Investments from 1984 to present.	None	7

Name, Age and Address	Positions with Funds	Term of Office and Length of Time Served	Principal Occupation During Past Five Years

OFFICERS (other than Jerome L. Dodson)

Todd C. Ahlsten, 40 Parnassus Investments 1 Market Street, Ste. 1600 San Francisco, CA 94105	Vice President	Indefinite Since 2001	Chief Investment Officer of Parnassus
Investments since January 2008.
Portfolio Manager of the Parnassus
Equity Income Fund since 2001. Vice
President of Parnassus Funds and
Parnassus Income Funds since 2001.
Financial Analyst and Director of
Research at Parnassus Investments
from 1995 to January 2008.

Marc C. Mahon, 35 Parnassus Investments 1 Market Street, Ste. 1600 San Francisco, CA 94105	Principal Accounting Officer and Treasurer	Indefinite Since 2007	Chief Financial Officer and Principal
Accounting Officer of Parnassus
Income Funds, Parnassus Funds and
Parnassus Investments since
December 2007, and Treasurer of
Parnassus Income Funds and
Parnassus Funds since March 2007.

Richard D. Silberman, 74 Parnassus Investments 1 Market Street, Ste. 1600 San Francisco, CA 94105	Secretary	Indefinite Since 1986	Retired business lawyer.

John V. Skidmore II, 47 Parnassus Investments 1 Market Street, Ste. 1600 San Francisco, CA 94105	Chief Compliance Officer and Assistant Secretary	Indefinite Since 2008	Chief Compliance Officer of Parnassus Income Funds, Parnassus Funds and Parnassus Investments since February 2008.

Jerome L. Dodson has been a Trustee and Portfolio Manager of the Parnassus Funds since the inception of the fund family. His experience and skills as a portfolio manager, as well as his familiarity with the investment strategies utilized by Parnassus Investments for the Funds, led to the conclusion that he should serve as a trustee. Herbert A. Houston, Jeannie S. Joe and Donald V. Potter have served as Trustees from 1992, 2004 and 2002, respectively, and Donald J. Boteler has served as a Trustee since May 1, 2012. They are all experienced business persons and consultants, familiar with financial statements and responsible investing. Each takes a constructive and thoughtful approach to addressing issues facing the Funds. This combination of skills and attributes led to the conclusion that each should serve as a Trustee.

In the aggregate, the Trusts pay each of their Trustees who is not affiliated with the Adviser annual fees of $78,000 in addition to reimbursement for certain out-of-pocket expenses. The Funds comprise a “family of investment companies.” The Trusts have no retirement or pension plans for their Trustees.

The following table sets forth the aggregate compensation paid by the Trusts and the Boards of any other investment companies managed by Parnassus Investments (the “Fund Complex”) to the Trustees who are not affiliated with the Adviser for the calendar year ended December 31, 2012.

Compensation Table

Name and Position(1)	Aggregate Compensation From Funds		Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from Fund and Fund Complex Paid to Trustees
Herbert A. Houston		$78,000	None		$78,000
Donald V. Potter		$78,000	None		$78,000
Jeanie S. Joe Donald J. Boteler (2)	$ $	78,000 78,000	None None	$ $	78,000 52,000

(1)	Each of the above is a Trustee of the Funds who is not affiliated with the Adviser. Trustees who are interested do not receive compensation from the Trusts.
(2)	Donald J. Boteler was appointed as a Trustee of the Trusts effective May 1, 2012. His “Aggregate Compensation” of $78,000 represents his annual compensation from the Funds. His “Total Compensation” of $52,000 represents the amount he was actually paid for the period of May 1, 2012 through December 31, 2012.

The following table sets forth the dollar range of shares of the portfolios of the Funds and the total in the family of investment companies beneficially owned by each Trustee as of December 31, 2012, which is also the valuation date:

Name	Parnassus Fund	Parnassus Equity Income Fund	Parnassus Mid-Cap Fund	Parnassus Small-Cap Fund	Parnassus Workplace Fund	Parnassus Fixed- Income Fund	Total in Family of Investment Companies
Interested Trustee

J. Dodson	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	$10,001-$50,000	Over $100,000

Independent Trustees

H. Houston	Over $100,000	Over $100,000	$10,001-$50,000	$10,001- $50,000	$50,001-$100,000	$50,001-$100,000	Over $100,000

D. Potter	None	$50,001-$100,000	None	None	None	None	$50,001-$100,000

J. Joe	$50,001-$100,000	$10,001-$50,000	$1-$10,000	$1-$10,000	$10,001-$50,000	None	Over $100,000

D. Boteler	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	$10,001- $50,000	$10,001-$50,000	$10,001-$50,000	Over $100,000

Code of Ethics

The Parnassus Funds have a code of ethics under rule 17j-1 of the 1940 Act. Parnassus Investments and Parnassus Funds Distributor are also subject to this code. The code allows personnel subject to it to invest in certain securities with pre-clearance subject to certain restrictions. They may invest in securities held by the portfolios of the Parnassus Funds, but they generally cannot trade in those securities during the blackout period which is five days before and five days after any of the Funds trade in that security or consider a trade in that security.

Proxy Voting

Proxy voting policies and procedures for the portfolios of the Parnassus Funds are included as Annex B attached to this statement of additional information. The actual voting records for the portfolios of the Parnassus Funds are available on the Funds’ website, www.parnassus.com, and on the website of the SEC at www.sec.gov. The SEC website contains information regarding how the Funds and the portfolios of the Parnassus Funds voted portfolio securities during the most recent 12-month period ended June 30, while the Funds’ website gives information about the votes in real time, or as soon as possible after a vote has been cast.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of March 31, 2013, National Financial Services Corporation, 200 Liberty Street, New York, NY 10281 owned 14.42% and Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104 owned 12.68% of the outstanding shares of the Parnassus Fund of record, but beneficial ownership belonged to others. As of March 31, 2013, the Trustees and Officers as a group (9 persons) owned 1.47% of the outstanding shares of the Parnassus Fund.

As of March 31, 2013, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104 owned 20.31%, National Financial Services Corporation, 200 Liberty Street, New York, NY 10281 owned 18.38% and John Hancock Life Insurance Co., 601 Congress Street, Boston, MA 02210-2805 owned 7.84% of the outstanding shares of the Parnassus Equity Income Fund – Institutional Shares of record, but beneficial ownership belonged to others. As of March 31, 2013, the Trustees and Officers as a group (9 persons) owned less than 1% of the outstanding shares of the Parnassus Equity Income Fund – Institutional Shares.

As of March 31, 2013, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104 owned 49.34% and National Financial Services Corporation, 200 Liberty Street, New York, NY 10281 owned 19.23% of the outstanding shares of the Parnassus Equity Income Fund – Investor Shares of record, but beneficial ownership belonged to others. As of March 31, 2013, the Trustees and Officers as a group (9 persons) owned less than 1% of the outstanding shares of the Parnassus Equity Income Fund – Investor Shares.

As of March 31, 2013, Charles Schwab & Co., Inc., 101 Montgomery St, San Francisco, CA 94104 owned 29.38%, National Financial Services, LLC, 200 Liberty Street, New York, NY 10281 owned 27.26% and American Enterprise Investment Service, PO Box 9446, Minneapolis, MN 55440 owned 5.09% of the outstanding shares of the Parnassus Mid-Cap Fund of record, but beneficial ownership belonged to others. As of March 31, 2013, the Trustees and Officers as a group (9 persons) owned less than 1% of the outstanding shares of the Parnassus Mid-Cap Fund.

As of March 31, 2013, Charles Schwab & Co., Inc., 101 Montgomery St, San Francisco, CA 94104 owned 20.33% and National Financial Services, LLC, 200 Liberty Street, New York, NY 10281 owned 19.54% of the outstanding shares of the Parnassus Small-Cap Fund of record, but beneficial ownership belonged to others. As of March 31, 2013, the Trustees and Officers as a group (9 persons) owned less than 1% of the outstanding shares of the Parnassus Small-Cap Fund.

As of March 31, 2013, National Financial Services, LLC, 200 Liberty Street, New York, NY 10281 owned 27.62%, Charles Schwab & Co., Inc., 101 Montgomery St, San Francisco, CA 94104 owned 15.22% and American Enterprise Investment Service, PO Box 9446, Minneapolis, MN 55440 owned 9.00% of the outstanding shares of the Parnassus Workplace Fund of record, but beneficial ownership belonged to others. As of March 31, 2013, the Trustees and Officers as a group (9 persons) owned less than 1% of the outstanding shares of the Parnassus Workplace Fund.

As of March 31, 2013, Charles Schwab & Co., Inc., 101 Montgomery St, San Francisco, CA 94104 owned 21.27% and National Financial Services Corporation, 200 Liberty Street, New York, NY 10281 owned 15.99% of the outstanding shares of the Parnassus Fixed-Income Fund of record, but beneficial ownership belonged to others. As of March 31, 2013, the Trustees and Officers as a group (9 persons) owned less than 1% of the outstanding shares of the Parnassus Fixed-Income Fund.

The Parnassus Asia Fund is newly formed and had no shareholders as of March 31, 2013.

STANDING AUDIT COMMITTEE

The Audit Committee currently consists of Herbert A. Houston, Jeanie S. Joe, Donald V. Potter, and Donald J. Boteler. The responsibilities of the Audit Committee are to assist the Boards of Trustees in overseeing the Trusts’ independent registered public accounting firm, accounting policies and procedures, and other areas relating to the Trusts’ auditing processes. The function of the Audit Committee and the Boards of Trustees is oversight. It is management’s responsibility to maintain appropriate systems for accounting and internal control and it is the registered independent public accounting firm’s responsibility to plan and carry out a proper audit. The independent registered public accounting firm is responsible to the Boards of Trustees and the Audit Committee. The Audit Committee met four times during the fiscal year ended December 31, 2012. Mr. Boteler joined the Audit Committee effective May 1, 2012.

THE ADVISER

Parnassus Investments acts as the Funds’ investment adviser. Under its Investment Advisory Agreement (“Agreement”) with each of the Funds, the Adviser acts as investment adviser for each Fund and, subject to the supervision of the Boards of Trustees, directs the investments of each Fund in accordance with its investment objective, policies and limitations. The Adviser also provides the Funds with all necessary office facilities and personnel for servicing the Funds’ investments, and pays the salaries and fees of all Officers and all Trustees of the Trusts who are “interested persons” under the 1940 Act. The Adviser also provides the management and administrative services necessary for the operation of the Funds, including supervising relations with the custodian, transfer agent, independent registered public accounting firm and attorneys. The Adviser also prepares all shareholder communications, maintains the Funds’ records, registers the Funds’ shares under state and federal laws and does the staff work for the Boards of Trustees.

Each of the Agreements provides that the Adviser shall not be liable to the applicable Fund for any loss to the Fund except by reason of the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

Jerome L. Dodson, President of the Parnassus Funds trust and the Parnassus Income Funds trust, owns and controls the majority of the stock of the Adviser via his living trust and trusts for his children. Mr. Dodson can thus be considered a “control person” of the Adviser.

The Parnassus Fund pays the Adviser a fee for services performed at the annual rate of 1.00% of the first $10 million in assets, 0.75% of the next $20 million, 0.70% of the next $70 million, 0.65% of the next $100 million and 0.60% of the amount above $200 million. During 2010, 2011 and 2012, the Parnassus Fund paid to Parnassus Investments the following fees under the Agreement:

Fiscal Year End	Total Fees	Fees Waived	Fees Retained	Reimbursements in Addition to Fee Waivers
2012	$2,600,746	$0	$2,600,746	$0
2011	$2,954,041	$0	$2,954,041	$0
2010	$2,562,468	$0	$2,562,468	$0

The Parnassus Equity Income Fund pays the Adviser a fee for services performed at the annual rate of 0.75% of the first $30 million in assets, 0.70% of the next $70 million, 0.65% of the next $400 million and 0.60% of the amount above $500 million. Prior to January 1, 2011, the Parnassus Equity Income Fund paid the Adviser a fee for services performed at the annual rate of 0.75% of the first $30 million in assets, 0.70% of the next $70 million, 0.65% of the next $100 million and 0.60% of the amount above $200 million. During 2010, 2011 and 2012, the Parnassus Equity Income Fund paid to Parnassus Investments the following fees under the Agreement:

Fiscal Year End	Total Fees	Fees Waived	Fees Retained	Reimbursements in Addition to Fee Waivers
2012	$27,798,328	$0	$27,798,328	$0
2011	$23,769,903	$0	$23,769,903	$0
2010	$19,555,953	$0	$19,555,953	$0

The Parnassus Mid-Cap Fund pays the Adviser a fee for services performed at the annual rate of 0.85% of the first $100 million in assets, 0.80% of the next $100 million, 0.75% of the next $300 million and 0.70% of the amount above $500 million. During 2010, 2011 and 2012, the Parnassus Mid-Cap Fund paid to Parnassus Investments the following fees under the Agreement:

Fiscal Year End	Total Fees	Fees Waived	Fees Retained	Reimbursements in Addition to Fee Waivers
2012	$729,678	$24,304	$705,374	$0
2011	$445,027	$21,706	$423,321	$0
2010	$240,611	$73,122	$167,489	$0

The Parnassus Small-Cap Fund pays the Adviser a fee for services performed at the annual rate of 1.00% of first $100 million in assets, 0.90% of the next $100 million, 0.85% of the next $300 million and 0.80% of the amount above $500 million. During 2010, 2011 and 2012, the Parnassus Small-Cap Fund paid to Parnassus Investments the following fees under the Agreement:

Fiscal Year End	Total Fees	Fees Waived	Fees Retained	Reimbursements in Addition to Fee Waivers
2012	$5,739,616	$234,016	$5,505,600	$0
2011	$6,448,535	$128,241	$6,320,294	$0
2010	$2,134,418	$239,296	$1,895,122	$0

The Parnassus Workplace Fund pays the Adviser a fee for services performed at the annual rate of 0.85% of the first $100 million in assets, 0.80% of the next $100 million, 0.75% of the next $300 million and 0.70% of the amount above $500 million. During 2010, 2011 and 2012, the Parnassus Workplace Fund paid to Parnassus Investments the following fees under the Agreement:

Fiscal Year End	Total Fees	Fees Waived	Fees Retained	Reimbursements in Addition to Fee Waivers
2012	$1,997,082	$0	$1,997,082	$0
2011	$1,778,215	$0	$1,778,215	$0
2010	$1,013,016	$57,040	$955,976	$0

The Parnassus Asia Fund pays the Adviser a fee for services performed at the annual rate of 1.10% of the first $100 million in assets, 1.05% of the next $400 million and 1.00% of the amount above $500 million. The Parnassus Asia Fund is newly formed and had not accrued or paid any advisory fees as of the date of this statement of additional information.

The Parnassus Fixed-Income Fund pays the Adviser a fee for services performed at the annual rate of 0.50% of the first $200 million in assets, 0.45% of the next $200 million and 0.40% of the amount above $400 million. During 2010, 2011 and 2012, the Parnassus Fixed-Income Fund paid to Parnassus Investments the following fees under the Agreement:

Fiscal Year End	Total Fees	Fees Waived	Fees Retained	Reimbursements in Addition to Fee Waivers
2012	$1,106,273	$98,573	$1,007,700	$0
2011	$951,964	$116,324	$835,640	$0
2010	$821,993	$138,213	$683,780	$0

Parnassus Investments has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses to 0.99% of net assets for the Parnassus Fund, 0.99% of net assets for the Parnassus Equity Income Fund – Investor Shares, 0.78% of net assets for the Parnassus Equity Income Fund – Institutional Shares, 1.20% of net assets for the Parnassus Mid-Cap Fund, 1.20% of net assets for the Parnassus Small-Cap Fund, 1.20% of net assets for the Parnassus Workplace Fund, 1.45% of net assets for the Parnassus Asia Fund, and 0.68% of net assets for the Parnassus Fixed-Income Fund. These limitations continue until May 1, 2014, and may be continued indefinitely by the Adviser on a year-to-year basis. The computation of advisory fees is based on the average daily net assets for each class of shares in each Fund independently.

The distributor of the Funds is Parnassus Funds Distributor, an affiliate of Parnassus Investments. As the distributor, Parnassus Funds Distributor makes a continuous offering of the Funds’ shares. Parnassus Funds Distributor did not receive any net underwriting discounts or commissions, compensation on redemptions and repurchases, brokerage commissions or other compensation in 2012.

Pursuant to a Shareholder Servicing Plan and Agreement (the “Servicing Plan”) with each of the Funds, Parnassus Investments may arrange for third parties to provide certain services, including account maintenance, record keeping and other personal services to their clients who invest in the Funds. These third parties may include broker/dealers, banks, third party administrators, registered investment advisors or other financial institutions. For these services, each of the Funds may pay service providers an aggregate service fee at a rate not to exceed 0.25% per annum of the applicable Fund’s average daily net assets. However, the Parnassus Equity Income Fund – Institutional Shares are not subject to any service fees, pursuant to the Servicing Plan. Parnassus Investments may elect to pay service providers and other third parties an additional amount from its own funds to cover additional servicing fees and other arrangements, which may promote the sale of Fund shares (the making of such payments could create a conflict of interest for financial intermediaries receiving such payments). For 2010, the Parnassus Fund, the Parnassus Equity Income Fund – Investor Shares, the Parnassus Mid-Cap Fund, the Parnassus Small-Cap Fund, the Parnassus Workplace Fund and the Parnassus Fixed-Income Fund paid service providers the following amounts: $325,686, $5,690,346, $35,803, $389,532, $221,412, and $187,842, respectively. For 2011, the Parnassus Fund, the Parnassus Equity Income Fund – Investor Shares, the Parnassus Mid-Cap Fund, the Parnassus Small-Cap Fund, the Parnassus Workplace Fund and the Parnassus Fixed-Income Fund paid service providers the following amounts: $463,186, $6,879,893, $77,796, $1,327,037, $377,649 and $243,326, respectively. For 2012, the Parnassus Fund, the Parnassus Equity Income Fund – Investor Shares, the Parnassus Mid-Cap Fund, the Parnassus Small-Cap Fund, the Parnassus Workplace Fund and the Parnassus Fixed-Income Fund paid service providers the following amounts: $263,181, $7,283,023, $140,687, $1,000,782, $411,926 and $266,804, respectively. The Parnassus Asia Fund is newly formed and had not accrued or paid any fees under the Servicing Plan as of the date of this statement of additional information.

In addition to the fee payable to the Adviser, the Funds are responsible for their operating expenses, including: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of their Trustees other than those affiliated with the Adviser; (v) legal and audit expenses; (vi) fees and expenses of the Funds’ custodian, transfer agent and accounting services agent; (vii) expenses incident to the issuance of their shares, including issuance on the payment of or reinvestment of dividends; (viii) fees and expenses incident to the registration under federal or state securities laws of the Funds or their shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Funds; (x) all other expenses incidental to holding meetings of the Funds’ shareholders; (xi) security pricing services of third-party vendors; (xii) the cost of providing the record of proxy votes on the website; (xiii) dues or assessments of or contributions to the Investment Company Institute, the Social Investment Forum or any successor; and (xiv) such nonrecurring expenses as may arise, including litigation affecting the Funds and the legal obligations for which the Funds may have to indemnify their Officers and Trustees with respect thereto. In allocating brokerage transactions, the investment advisory agreement states that the Adviser may consider research provided by brokerage firms.

Parnassus Investments is the fund accountant and, in this capacity, handles all fund accounting services, including calculating the daily Net Asset Values. As fund accountant and fund administrator, Parnassus Investments received the following amounts for the year ended December 31, 2010: the Parnassus Fund, the Parnassus Equity Income Fund, the Parnassus Mid-Cap Fund, the Parnassus Small-Cap Fund, the Parnassus Workplace Fund and the Parnassus Fixed-Income Fund paid accounting and administrative fees of $222,923, $1,689,980, $15,948, $128,468, $67,849 and $92,662, respectively. For the year ended December 31, 2011, the Parnassus Fund, the Parnassus Equity Income Fund, the Parnassus Mid-Cap Fund, the Parnassus Small-Cap Fund, the Parnassus Workplace Fund and the Parnassus Fixed-Income Fund paid accounting and administrative fees of $204,490, $1,667,199, $22,447, $325,162, $93,843 and $82,520, respectively. For the year ended December 31, 2012, the Parnassus Fund, the Parnassus Equity Income Fund, the Parnassus Mid-Cap Fund, the Parnassus Small-Cap Fund, the Parnassus Workplace Fund and the Parnassus Fixed-Income Fund paid accounting and administrative fees of $149,654, $1,709,345, $32,019, $246,451, $91,735 and $82,452, respectively. The Parnassus Asia Fund is newly formed and had not accrued or paid any fees for accounting services as of the date of this statement of additional information.

Portfolio Transactions and Brokerage

Each Agreement states that, in connection with the Adviser’s duties to arrange for the purchase and the sale of securities held in the portfolio of a Fund by placing purchase and sale orders for the Fund, the Adviser shall select such broker-dealers (“brokers”) as shall, in the Adviser’s judgment, implement the policy of the Funds to achieve “best execution,” i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Adviser is authorized in the Agreement to consider the reliability, integrity and financial condition of the broker. The Adviser is also authorized to consider whether the broker provides brokerage and/or research services to the Funds and/or other accounts of the Adviser. The Agreement states that the commissions paid to such brokers may be higher than another broker would have charged if a good faith determination is made by the Adviser that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities as to the accounts as to which it exercises investment discretion. The Adviser shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place nor attempt to place specific dollar value on such services nor on the portion of commission rates reflecting such services. The Funds recognize in the Agreement that, on any particular transaction, a higher than usual commission may be paid due to the difficulty of the transaction in question.

The research services discussed above may be provided in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information assisting the Fund in the valuation of its investments. The research that the Adviser receives for a Fund’s brokerage commissions, whether or not useful to that Fund, may be useful to the Adviser in managing the accounts of the Adviser’s other advisory clients. Similarly, the research received for the commissions of such other accounts may be useful to a Fund. To the extent that electronic or other products provided by brokers are used by the Adviser for non-research purposes, the Adviser will use its best judgment to make a reasonable allocation of the cost of the product attributable to non-research use.

Research services provided through brokerage will be those providing information and analyses that assist the portfolio manager in making investment decisions. Brokerage services are used to facilitate trade execution. Examples of such research services include Bloomberg information and research, MSCI social research, publications containing investment information and recommendations and individual reports written about specific companies. The Funds also utilize a trade order management system to facilitate trade execution.

During 2012, the Parnassus Mid-Cap Fund, Parnassus Fund, Parnassus Small-Cap Fund, Parnassus Workplace Fund and Parnassus Equity Income Fund paid $8,042, $12,104, $18,819, $8,375 and $142,320, respectively, to Weeden & Co. in brokerage commissions under “soft dollar” agreements, whereby this firm provides research and brokerage services to the Funds. During 2012, the Parnassus Mid-Cap Fund, Parnassus Fund, Parnassus Small-Cap Fund, Parnassus Workplace Fund and the Parnassus Equity Income Fund paid $6,339, $138,200, $98,413, $78,692 and $622,410, respectively, to Bank of New York Convergex in brokerage commissions under “soft dollar” agreements, whereby this firm provides research and brokerage services to the Funds.

In the over-the-counter market, securities may trade on a “net” basis with dealers acting as principal for their own accounts without a stated commission although the price of the security usually includes a profit to the dealer. Money-market instruments usually trade on a “net” basis as well. On occasion, certain money-market instruments may be purchased directly from an issuer in which case no commissions or discounts are paid. In underwritten offerings, securities are purchased at a fixed price that includes compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

During 2010, 2011 and 2012, the Parnassus Fund paid $181,380, $278,502 and $270,675, respectively, in brokerage commissions on total transactions of $438,593,114, $726,695,120 and $444,546,639, respectively. Of those amounts, the following was paid in conjunction with brokerage and research services: $36,059 in 2010 on total transactions of $438,593,114; $75,120 in 2011 on total transactions of $726,695,120; and $9,511 in 2012 on total transactions of $444,546,639.

During 2010, 2011 and 2012, the Parnassus Equity Income Fund paid $2,070,396, $2,641,363 and $2,129,004, respectively, in brokerage commissions on total transactions of $3,751,077,945, $4,929,172,322 and $2,408,222,428, respectively. Of these amounts, the following was paid in conjunction with brokerage and research services: $1,028,817 in 2010 on total transactions of $3,751,077,945; $1,211,710 in 2011 on total transactions of $4,929,172,322; and $1,124,678 in 2012 on total transactions of $2,408,222,428.

The Parnassus Fixed-Income Fund did not pay commissions in 2011 or 2012 since this Fund buys its fixed-income securities on a “net” basis that includes the dealer mark-up. The Parnassus Fixed-Income Fund did pay $300 in 2010 in brokerage commissions on total transactions of $1,413,810.

During the year ended December 31, 2010, the Parnassus Mid-Cap Fund, the Parnassus Small-Cap Fund and the Parnassus Workplace Fund paid $17,245, $298,868 and $54,014, respectively, in brokerage commissions on total transactions of $38,377,169, $348,896,180 and $160,174,998, respectively. Of these amounts, the following was paid in conjunction with brokerage and research services: $6,000, $143,118 and $530, respectively, on total transactions of $38,377,169, $348,896,180 and $160,174,998, respectively.

During the year ended December 31, 2011, the Parnassus Mid-Cap Fund, the Parnassus Small-Cap Fund and the Parnassus Workplace Fund paid $23,474, $783,913 and $64,049, respectively, in brokerage commissions on total transactions of $63,563,115, $963,208,995 and $288,597,394, respectively. Of these amounts, the following was paid in conjunction with brokerage and research services: $3,933, $327,889 and $0, respectively, on total transactions of $63,563,115, $963,208,995, $288,597,394, respectively.

During the year ended December 31, 2012, the Parnassus Mid-Cap Fund, the Parnassus Small-Cap Fund and the Parnassus Workplace Fund paid $45,244, $408,067 and $160,207, respectively, in brokerage commissions on total transactions of $86,884,136, $497,345,572 and $332,142,505 respectively. Of these amounts, the following was paid in conjunction with brokerage and research services: $10,313, $44,797 and $5,020, respectively, on total transactions of $86,884,136, $497,345,572 and $332,142,502, respectively.

The Parnassus Asia Fund is newly formed and had not paid any brokerage commissions or expenses as of the date of this statement of additional information.

Parnassus Investments has clients other than the Parnassus Funds that have objectives similar to the Funds. Normally, orders for securities trades are placed separately for each client. However, some recommendations may result in simultaneous buying or selling of securities along with the Funds. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. Parnassus Investments does not favor one client over another in making recommendations or placing orders, and in some situations, orders for different clients may be aggregated. In cases where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client’s proportionate share of such order reflects the average price paid or received with respect to the total order. Also, should only a partial order be filled, each client would ordinarily receive a pro rata share of the total order.

PORTFOLIO MANAGERS

The sole investment adviser to the Funds is Parnassus Investments. The portfolio managers to the Funds may have responsibility for the day-to-day management of accounts other than the Funds. Information regarding these other accounts is set forth below. The number of accounts and assets is shown as of December 31, 2012 (none of the other accounts have advisory fees that are performance based).

Number of Other Accounts Managed

and Total Assets by Account Type

Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Jerome L. Dodson	$4 1,787,000	None	$1 24,050,000

Todd C. Ahlsten	$4 5,315,000	None	None
Benjamin E. Allen	$0 0	None	None
Matthew D. Gershuny	$0 0	None	None
Lori A. Keith	$0 0	None	None
Ryan S. Wilsey	$0 0	None	None
Ian Sexsmith	$0 0	None	None
Romahlo I. Wilson	$0 0	None	None
Samantha D. Palm	$0 0	None	None

The Adviser typically assigns accounts with similar investment strategies to its portfolio managers to mitigate the potentially conflicting investment strategies of accounts. Other than potential conflicts between investment strategies, the side-by-side management of mutual funds and other accounts may raise potential conflicts of interest due to the interest held by the Adviser or one of its affiliates in an account and certain trading practices used by the portfolio managers (for example, cross trades between a mutual fund and another account and allocation of aggregated trades). The Adviser has developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the Adviser has adopted policies limiting the ability of portfolio managers to cross securities between mutual funds and policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

The portfolio managers are compensated in various forms. The following table outlines the forms of compensation paid to each portfolio manager as of December 31, 2012.

Name of Portfolio Managers	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)

Jerome L. Dodson	Salary	Parnassus Investments	The board of directors of Parnassus Investments, which includes Jerome L. Dodson, determines his salary on an annual basis, and it is a fixed amount throughout the year. It is not based on the performance of the Funds or on the value of the assets held in the Funds’ portfolios. Jerome L. Dodson may also earn income as majority owner in Parnassus Investments.

	Profit Sharing Bonus	Parnassus Investments	Parnassus Investments allocates a certain percentage of its pre-tax earnings to all full-time employees and owners. As an eligible employee and owner, Jerome L. Dodson receives profit sharing based on a percentage of his salary and ownership.

Todd C. Ahlsten	Salary	Parnassus Investments	The board of directors of Parnassus Investments, which includes Todd C. Ahlsten, determines his salary on an annual basis, and it is a fixed amount throughout the year. It is not based on the performance of the Funds or on the value of the assets held in the Funds’ portfolios. Todd C. Ahlsten may also earn compensation based on the profitability of Parnassus Investments through his ownership interest in Parnassus Investments.

	Performance Bonus	Parnassus Investments	As part of Todd C. Ahlsten’s compensation, he may receive a bonus based on the pre-tax performance of the Parnassus Equity Income Fund over multiple years versus the S&P 500 Index.

	Profit Sharing Bonus	Parnassus Investments	Parnassus Investments allocates a certain percentage of its pre-tax earnings to all full-time employees and owners. As an eligible employee and owner, Todd C. Ahlsten receives profit sharing based on a percentage of his salary and ownership.

Benjamin E. Allen	Salary	Parnassus Investments	The board of directors of Parnassus Investments, which includes Benjamin E. Allen, determines his salary on an annual basis, and it is a fixed amount throughout the year. It is not based on the performance of the Funds or on the value of the assets held in the Funds’ portfolios. Benjamin E. Allen may also earn compensation based on the profitability of Parnassus Investments through his ownership interest in Parnassus Investments.

	Performance Bonus	Parnassus Investments	As part of Benjamin E. Allen’s compensation, he may receive a bonus based on the pre-tax performance of the Parnassus Equity Income Fund over multiple years versus the S&P 500 Index.

	Profit Sharing Bonus	Parnassus Investments	Parnassus Investments allocates a certain percentage of its pre-tax earnings to all full-time employees and owners. As an eligible employee and owner, Benjamin E. Allen receives profit sharing based on a percentage of his salary and ownership.

Matthew D. Gershuny	Salary	Parnassus Investments	The board of directors of Parnassus Investments determines Matthew D. Gershuny’s salary on an annual basis, and it is a fixed amount throughout the year. It is not based on the performance of the Funds or on the value of the assets held in the Funds’ portfolios. Matthew D. Gershuny may also earn compensation based on the profitability of Parnassus Investments through his ownership interest in Parnassus Investments.

	Performance Bonus	Parnassus Investments	As part of Matthew D. Gershuny’s compensation, he may receive a bonus based on the pre-tax performance of the Parnassus Mid-Cap Fund over multiple years versus the Russell Midcap Index.

	Profit Sharing Bonus	Parnassus Investments	Parnassus Investments allocates a certain percentage of its pre-tax earnings to all full-time employees and owners. As an eligible employee and owner, Matthew D. Gershuny receives profit sharing based on a percentage of his salary and ownership.

Lori A. Keith	Salary	Parnassus Investments	The board of directors of Parnassus Investments determines Lori A. Keith’s salary on an annual basis, and it is a fixed amount throughout the year. It is not based on the performance of the Funds or on the value of the assets held in the Funds’ portfolios. Lori A. Keith may also earn compensation based on the profitability of Parnassus Investments through her ownership interest in Parnassus Investments.

	Performance Bonus	Parnassus Investments	As part of Lori A. Keith’s compensation, she may receive a bonus based on the pre-tax performance of the Parnassus Mid-Cap Fund over multiple years versus the Russell Midcap Index.

	Profit Sharing Bonus	Parnassus Investments	Parnassus Investments allocates a certain percentage of its pre-tax earnings to all full-time employees and owners. As an eligible employee and owner, Lori A. Keith receives profit sharing based on a percentage of her salary and ownership.

Ryan S. Wilsey	Salary	Parnassus Investments	The board of directors of Parnassus Investments determines Ryan S. Wilsey’s salary on an annual basis, and it is a fixed amount throughout the year. It is not based on the performance of the Funds or on the value of the assets held in the Funds’ portfolios. Ryan S. Wilsey may also earn compensation based on the profitability of Parnassus Investments through his ownership interest in Parnassus Investments.

	Performance Bonus	Parnassus Investments	As part of Ryan S. Wilsey’s compensation, he may receive a bonus based on the pre-tax performance of the Parnassus Small-Cap Fund over multiple years versus the Russell 2000 Index.

	Profit Sharing Bonus	Parnassus Investments	Parnassus Investments allocates a certain percentage of its pre-tax earnings to all full-time employees and owners. As an eligible employee and owner, Ryan S. Wilsey receives profit sharing based on a percentage of his salary and ownership.

Ian Sexsmith	Salary	Parnassus Investments	The board of directors of Parnassus Investments determines Ian Sexsmith’s salary on an annual basis, and it is a fixed amount throughout the year. It is not based on the performance of the Funds or on the value of the assets held in the Funds’ portfolios.

	Performance Bonus	Parnassus Investments	As part of Ian Sexsmith’s compensation, he may receive a bonus based on the pre-tax performance of the Parnassus Fund over multiple years versus the S&P 500 Index.

	Profit Sharing Bonus	Parnassus Investments	Parnassus Investments allocates a certain percentage of its pre-tax earnings to all full-time employees. As an eligible employee, Ian Sexsmith receives a bonus based on a percentage of his salary.

Romahlo I. Wilson	Salary	Parnassus Investments	The board of directors of Parnassus Investments determines Romahlo I. Wilson’s salary on an annual basis, and it is a fixed amount throughout the year. It is not based on the performance of the Funds or on the value of the assets held in the Funds’ portfolios.

	Performance Bonus	Parnassus Investments	As part of Romahlo I. Wilson’s compensation, he may receive a bonus based on the pre-tax performance of the Parnassus Fund over multiple years versus the S&P 500 Index.

	Profit Sharing Bonus	Parnassus Investments	Parnassus Investments allocates a certain percentage of its pre-tax earnings to all full-time employees. As an eligible employee, Romahlo I. Wilson receives a bonus based on a percentage of his salary.

Samantha D. Palm	Salary	Parnassus Investments	The board of directors of Parnassus Investments determines Samantha D. Palm’s salary on an annual basis, and it is a fixed amount throughout the year. It is not based on the performance of the Funds or on the value of the assets held in the Funds’ portfolios.

	Performance Bonus	Parnassus Investments	As part of Samantha D. Palm’s compensation, she may receive a bonus based on the pre-tax performance of the Parnassus Fixed-Income Fund over multiple years versus the Barclays U.S. Aggregate Bond Index.

	Profit Sharing Bonus	Parnassus Investments	Parnassus Investments allocates a certain percentage of its pre-tax earnings to all full-time employees. As an eligible employee, Samantha D. Palm receives profit sharing based on a percentage of her salary.

The dollar range of shares of the Funds beneficially owned by the Funds’ portfolio managers as of December 31, 2012 (which is also the valuation date) is set forth below.

Fund	Dollar Range of Shares of Jerome L. Dodson	Dollar Range of Shares of Todd C. Ahlsten	Dollar Range of Shares of Benjamin E. Allen	Dollar Range of Shares of Matthew D. Gershuny
Parnassus Fund	Over $1,000,000	$100,001-$500,000	$50,001-$100,000	$10,001-$50,000

Parnassus Equity Income Fund	$500,001-$1,000,000	Over $1,000,000	$100,001-$500,000	$50,001-$100,000

Parnassus Mid-Cap Fund	$500,001-$1,000,000	$50,001-$100,000	$100,001-$500,000	$100,001-$500,000

Parnassus Small-Cap Fund	Over $1,000,000	$50,001-$100,000	$10,001-$50,000	$10,001-$50,000

Parnassus Workplace Fund	Over $1,000,000	$50,001-$100,000	$10,001-$50,000	$10,001-$50,000

Parnassus Fixed-Income Fund	$10,001-$50,000	$1-$10,000	$1-$10,000	$1-$10,000

Fund	Dollar Range of Shares of Lori A. Keith	Dollar Range of Shares of Samantha D. Palm	Dollar Range of Shares of Ryan S. Wilsey	Dollar Range of Ian Sexsmith	Dollar Range of Romahlo I. Wilson
Parnassus Fund	$1-$10,000	None	$1-$10,000	None	None

Parnassus Equity Income Fund	$10,001-$50,000	None	$100,001-$500,000	$10,001-$50,000	$10,001-$50,000

Parnassus Mid-Cap Fund	$50,001-$100,000	None	$1-$10,000	$1-$10,000	$1-$10,000

Parnassus Small-Cap Fund	$1-$10,000	None	$100,001-$500,000	$1-$10,000	$1-$10,000

Parnassus Workplace Fund	$1-$10,000	None	$1-$10,000	None	None

Parnassus Fixed-Income Fund	$10,001-$50,000	None	$1-$10,000	$1-$10,000	None

NET ASSET VALUE

The Net Asset Values of the Funds’ shares are computed once each day as of the close of trading on the New York Stock Exchange (“NYSE”), usually 4:00 p.m., Eastern Time, on each day that the NYSE is open for trading and on any other day that there is a sufficient degree of trading in investments held by the Funds to affect their Net Asset Values. The NYSE is generally closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If any of the aforementioned holidays falls on a Sunday, the NYSE will not be open for trading on the preceeding Friday, and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The NYSE also may be closed on national days of mourning or due to natural disasters or other extraordinary events or emergencies.

In determining the Net Asset Values of the Funds’ shares, the Trustees have adopted a set of policies and procedures to value the securities held in the Funds’ portfolios. Short-term securities are generally money-market instruments and are valued at amortized cost, which approximates market value. A market-value adjustment is applied to certain short-term securities to reflect penalties for early withdrawal. Equity securities that are listed or traded on a national securities exchange are stated at market value based on recorded closing sales on the exchange or on the Nasdaq’s National Market System official closing price. In the absence of a recorded sale, and for over-the-counter securities, equity securities are stated at the mean between the last recorded bid and asked prices (unless the spread between the bid and ask is so large that the Adviser believes using the mean would overstate the value of the security in which case the security will be “fair valued” as described below). Long-term, fixed-income securities are valued each business day using prices based on procedures established by independent pricing services and approved by the Trustees. Fixed-income securities with an active market are valued at the “bid” price where such quotes are readily available from brokers and dealers and are representative of the actual market for such securities. Other fixed-income securities experiencing a less active market are valued by the pricing services based on methods, which include consideration of trading in securities of comparable yield, quality, coupon, maturity and type, as well as indications as to values from dealers and other market data without exclusive reliance upon quoted prices or over-the-counter prices, since such valuations are believed to reflect more accurately the value of such securities.

Equity and fixed-income securities for which market quotations are not readily available are priced at their fair value, in accordance with procedures established and overseen by the Trustees. In determining fair value, the Trustees may consider a variety of information including, but not limited to, the following: price based upon a multiple of earnings or sales, a discount from the market value of a similar security, fundamental analytical data, and an evaluation of market conditions. Types of securities that the Funds may hold for which fair-value pricing might be required include, but are not limited to: (a) illiquid securities, including “restricted” securities and private placements for which there is no public market; (b) securities of an issuer that has entered into a restructuring; and (c) securities whose trading has been halted or suspended. The fair value of a security is the amount the Funds might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price, and the Funds may not be able to sell a security at the fair value determined, as valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations.

The Parnassus Asia Fund may invest in securities principally traded in markets outside the U.S. The foreign markets in which the Parnassus Asia Fund may invest are sometimes open on days when the NYSE is not open and the Parnassus Asia Fund does not calculate its Net Asset Value, and sometimes are not open on days when the Parnassus Asia Fund does calculate its Net Asset Value. Even on days on which both the foreign market and the NYSE are open, several hours may pass between the time when trading in the foreign market closes and the time as of which the Parnassus Asia Fund calculates its Net Asset Value. So, the value of the Parnassus Asia Fund’s portfolio may be affected on days when the Parnassus Asia Fund does not calculate its Net Asset Value and shareholders cannot purchase or redeem Fund shares.

DISTRIBUTIONS AND TAXES

By paying out substantially all its net investment income (among other things), each Fund has qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. Each Fund intends to continue to qualify and, if it does, it will not pay federal income tax on either its net investment income or on its net capital gains. Instead, each shareholder will be responsible for his or her own taxes.

If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, each Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of each Fund would not be liable for income tax on the Fund’s net investment income or net realized gains in their individual capacities. Distributions to shareholders, whether from each Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

In addition to reporting gross proceeds from redemptions, exchanges or other sales of mutual fund shares, federal law requires mutual funds, such as the Funds, to report to the IRS and shareholders the “cost basis” of shares acquired by shareholders on or after January 1, 2012 (“covered shares”) that are redeemed, exchanged or otherwise sold on or after such date. These requirements generally do not apply to investments through a tax-deferred arrangement or to certain types of entities (such as C corporations). S corporations, however, are not exempt from these new rules.

Please note that if a shareholder is a C corporation, unless the shareholder has previously notified the Funds in writing that it is a C corporation, the shareholder must complete a new Form W-9 exemption certificate informing the Funds of such C corporation status or the Funds will be obligated to presume that the shareholder is an S corporation and to report the cost basis of covered shares that are redeemed, exchanged or otherwise sold after January 1, 2012 to the IRS and to the shareholder pursuant to these rules. Also, if a shareholder holds Fund shares through a broker (or another nominee), the shareholder should contact that broker (nominee) with respect to the reporting of cost basis and available elections for the shareholder’s account.

If a shareholder holds Fund shares directly, the shareholder may request that the shareholder’s cost basis be calculated and reported using any one of a number of IRS–approved alternative methods. See “Calculating Cost Basis” below. A shareholder should contact the Funds to make, revoke or change the shareholder’s election. If a shareholder does not affirmatively elect a cost basis method, the Funds will use the average cost basis method as its default method for determining the shareholder’s cost basis.

Shareholders should note that they will continue to be responsible for calculating and reporting the cost basis, as well as any corresponding gains or losses, of Fund shares that were purchased prior to January 1, 2012 that are subsequently redeemed, exchanged or sold. Shareholders are encouraged to consult with their tax advisors regarding the application of the new cost basis reporting rules to them and, in particular, which cost basis calculation method they should elect. In addition, because the Funds are not required to, and in many cases does not possess the information to, take into account all possible basis, holding period or other adjustments into account in reporting cost basis information to shareholders, shareholders also should carefully review the cost basis information provided to them by the Funds and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax return.

This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their respective tax advisers for a complete review of the tax ramifications of an investment in the Funds.

CALCULATING COST BASIS

The IRS allows you to calculate cost basis using one of three methods:

•

Average Basis. Under this method, the shareholder must divide the total cost basis of all shares held in the account (including reinvested distributions) by the total number of shares held at the time of the sale or redemption. The holding period of the shares sold is determined on a First-in, First-out (FIFO) basis. This method is most commonly used by mutual funds (including the Parnassus Funds) when providing cost basis information to their shareholders.

•

First-in, First-out (FIFO). This method assumes that the first shares acquired were the first shares redeemed. While this method is simple to apply, it may result in the realization of larger gains if the first shares you acquired were purchased at the lowest prices. The IRS assumes FIFO is used if shares are not adequately identified at the time of the sale or exchange or another method has not been selected.

•

Specific Share Identification. Under this method, the shareholder is required to specifically identify the shares sold at the time of the sale. Although this method allows shareholders to identify the shares that will yield the most favorable tax result, it may result in additional record keeping.

You’re required to provide written instructions to your selling agent in advance of any redemption as to which shares are to be sold.

Once you’ve selected a method for calculating the cost basis for a particular fund, you generally cannot change to another cost basis method without the approval of the IRS. However, you can select different methods for other funds you may own. For additional information on the three available methods, please refer to IRS Publication 550, Mutual Fund Distributions.

GENERAL

The Parnassus Funds trust is an open-end management investment company that was organized as a Massachusetts business trust on April 4, 1984, and prior to February 11, 2005, was known as The Parnassus Fund. The Parnassus Income Funds trust is an open-end management investment company that was organized as a Massachusetts business trust on August 8, 1990, and prior to February 11, 2005, was known as The Parnassus Income Trust.

Each Declaration of Trust permits the applicable Trust to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares to a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a Fund. Each share represents an interest in a Fund proportionately equal to the interest of another individual share. Certificates representing shares will not be issued. Instead, each shareholder will receive a quarterly statement, and an additional statement each time there is a transaction in the account. These statements will be evidence of ownership. Upon a Fund’s liquidation, all shareholders would share pro rata in the net assets available for distribution to shareholders. If they deem it advisable and in the best interests of shareholders, the Boards of Trustees may create additional series of shares or classes thereof that may have separate assets and liabilities, and which may differ from each other as to dividends and other features. Shares of each series or class thereof would be entitled to vote separately as a series or class only to the extent required by the 1940 Act or as permitted by the Trustees. Trust operating expenses will be allocated fairly among the Funds, generally on the basis of their relative Net Asset Value.

The Declarations of Trust provide that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declarations of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Shareholders of the Funds of each Trust are entitled to one vote for each full share held (and fractional votes for fractional shares), and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held. Both Declarations of Trust and Restated By-Laws provide that the Funds’ shareholders have the right to remove a Trustee, with or without cause, upon the affirmative vote of the holders of a majority of its outstanding shares represented at a meeting with respect thereto (assuming a quorum is present, which is one-third of the outstanding shares). The Funds are required to call a meeting of shareholders to vote on the removal of a Trustee (as well as on any other proper matter) upon the written request of shareholders holding not less than one-third of its outstanding shares and entitled to vote at such meeting. In addition, ten shareholders holding the lesser of $25,000 worth or one percent of Fund shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants and at their own expense, mail the applicants’ communication to all other shareholders. The holders of shares have no preemptive or conversion rights. Shares when issued are fully paid and nonassessable. No amendment that would have a material adverse impact upon the rights of the shareholders may be made to a Declaration of Trust without the affirmative vote of the holders of more than 50% of the applicable Trust’s outstanding shares.

Each Fund, other than the Parnassus Equity Income Fund, has only one class of shares. The Parnassus Equity Income Fund offers two classes of shares, Investor Shares and Institutional Shares, which differ only in their ongoing fees and investment eligibility requirements.

The Parnassus Equity Income Fund Investor Shares and Institutional Shares represent an interest in the same assets of the Parnassus Equity Income Fund, have the same rights, and are identical in all material respects, except that (i) Investor Shares bear annual service fees pursuant to the Servicing Plan, while Institutional Shares are not subject to such fees; (ii) Institutional Shares are available only to shareholders who invest directly in the Parnassus Equity Income Fund or who invest through a broker-dealer, financial institution or servicing agent that does not receive a service fee from the Parnassus Equity Income Fund or the Adviser; and (iii) that the Board of Trustees may elect to have certain expenses specific to the Investor Shares or Institutional Shares be borne solely by the class to which such expenses are attributable, but any expenses not specifically allocated to the Investor Shares or Institutional Shares shall be allocated to each such class on the basis of the Net Asset Value of that class in relation to the Net Asset Value of the Parnassus Equity Income Fund.

The Declarations of Trust each contain an express disclaimer of shareholder liability for Trust acts or obligations, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trusts or their Trustees. The Declarations of Trust provide for indemnification and reimbursement of expenses out of a Trust’s property for any shareholder held personally liable for its obligations. The Declarations of Trust also provide that each Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trusts and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a trust such as the Trusts to be held personally liable as a partner under certain circumstances, the risk of a shareholder incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Trusts would be unable to meet their obligations.

Deloitte & Touche LLP, 555 Mission Street, San Francisco, California 94105, is the Funds’ independent registered public accounting firm.

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is the custodian of the Funds’ assets, the Funds’ securities lending agent and provides cash management services to the Funds. Shareholder inquiries should be directed to the Funds.

Parnassus Investments, 1 Market Street, Suite 1600, San Francisco, California 94105, is the Funds’ transfer agent and accounting agent. Jerome L. Dodson, the Trusts’ President, is the majority stockholder of Parnassus Investments.

Parnassus Funds Distributor, 1 Market Street, Suite 1600, San Francisco, California 94105, serves as the distributor (“Distributor”) in connection with the continuous offering of the Funds’ shares. The Distributor and participating dealers with whom it has entered into dealer agreements offer shares of the Funds as agents on a best efforts basis and are not obligated to sell any specific amount of shares. Parnassus Funds Distributor is a wholly-owned subsidiary of Parnassus Investments.

FINANCIAL STATEMENTS

The Funds’ audited financial statements for the fiscal year ended December 31, 2012 are incorporated in this statement of additional information by reference to the Funds’ Annual Report to shareholders dated December 31, 2012. A copy of the Annual Report, which contains the Funds’ audited financial statements for the year ended December 31, 2012, may be obtained free of charge by writing or calling the Funds, or by visiting the Funds’ website (www.parnassus.com).

ANNEX A

CORPORATE BOND RATINGS

Moody’s Investors Service, Inc. (“Moody’s”)

Aaa Bonds, which are rated Aaa, are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds, which are rated Aa, are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because the margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risk appear somewhat larger than with the Aaa securities.

A Bonds, which are rated A, possess many favorable investment attributes and are considered upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest some susceptibility to future impairment.

Baa Bonds, which are rated Baa, are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and, the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor’s Corporation, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”)

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the greatest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

AA-1

ANNEX B

PARNASSUS INVESTMENTS PROXY VOTING POLICIES AND PROCEDURES

I.	Overview

Parnassus Investments manages the portfolios of the Parnassus Funds trust and the Parnassus Income Funds trust (collectively, the “Funds”) and may serve as a sub-adviser to other investment companies, and may also manage portfolios for separate account clients. Parnassus Investments takes social as well as financial factors into account in making investment decisions. While we do fundamental research to determine a company’s financial health and its business prospects, we also look at a firm’s social and environmental record. We seek to invest in companies that respect their employees, have sound environmental protection policies, maintain an effective equal employment opportunity program, provide quality products and services, display a record of civic commitment and follow ethical business practices. Obviously, no company will be perfect in all categories, but Parnassus Investments will make value judgments in deciding which companies best meet the criteria. One of our essential policies is to invest in companies that have a positive impact on society. Most of the time, we try to maintain portfolios diversified across industries. We do not invest in companies that derive significant revenues from the manufacture alcohol or tobacco products or from direct involvement with gambling. We do not invest in companies with significant revenues derived from the manufacture of weapons or the generation of electricity from nuclear power.

In order to facilitate our proxy voting process, Parnassus Investments retains MSCI, a firm with expertise in the proxy voting and corporate governance fields. MSCI assists in the proxy voting process, including acting as our voting agent (i.e., actually processing the proxies), advising us as to current and emerging governance issues that we may wish to address, interpreting this policy and applying it to individual proxy items, and providing analytical information concerning specific issuers and proxy items as well as governance trends and developments.

II.	Guidelines

The following guidelines indicate our positions on proxy ballot issues and how we plan to vote shares held by the Funds and other clients. We normally do not delegate our proxy voting authority or rely on third-party recommendations to vote our shares. We will consider the views of the management of portfolio companies, but ultimately we will vote in a manner we believe is in the best interest of clients and shareholders of the Funds. These guidelines may not include all potential voting issues, and on a case-by-case basis, we may deviate somewhat from these guidelines. With regard to the Parnassus Asia Fund, in determining whether to deviate from these guidelines we will take into consideration factors specific to the local markets in which the Parnassus Asia Fund invests, and we may opt, in some circumstances, to delegate our proxy voting authority to a third-party, if we believe it is in the best interest of clients and shareholders of the Fund to do so.

Social and Corporate Responsibility

Environment

•

We will vote for shareholder resolutions that reduce a company’s negative impact on the environment and that call for the elimination or substitution of toxic compounds used in their products. We will vote for resolutions asking for a report of current environmental practices and policies, and for adoption of Coalition for Environmentally Responsible Economics (CERES) Principles.

Labor Issues

•	We will vote for proposals that show respect for a company’s workers.

•

We will vote for proposals requesting companies to adopt and report on appropriate codes of conduct regarding global labor practices within their own company and with vendors or suppliers, including concerns with respect to the use of forced labor, fair wages, safe working conditions and the right to organize and bargain collectively.

Charitable Giving

•	We will vote for resolutions to report on and to increase charitable giving.

Diversity

•

We will vote for resolutions to improve the representation of women and ethnic minorities in the workforce, particularly at the executive level. We will also vote for proposals to issue reports on a company’s efforts to increase diversity and to assure that all women and ethnic minorities are paid comparably with their counterparts.

Animal Welfare

•

We will generally vote for resolutions seeking information on a company’s animal testing, resolutions that request management to develop viable alternatives to animal testing and resolutions calling for consumer products companies to reduce their use of animals in testing.

Community Relations

•	We will vote for resolutions that make the company a good corporate citizen and show sensitivity to the communities where it operates.

Ethical Business Practices

•	In general, we will vote for resolutions that ensure that a company follows ethical business practices.

Corporate Governance

Election of Directors

We support Boards of Directors that reflect independence, concern for shareholders’ interests and diversity.

•

We will vote for resolutions that require Board slates to consist of a majority of Directors who are independent from management. We will also vote for resolutions to separate Chief Executive Officer and Chairman of the Board positions. Our votes are intended to reduce conflicts of interests between management and shareholders.

•	We will vote against Directors who have attended less than 75% of the Board meetings or who have ignored a shareholder proposal that has gained a majority of the votes outstanding.

•	We will vote for the establishment of a reasonable retirement age for Directors.

•	We will vote for resolutions that require Directors to own a minimum number of shares in the company to encourage them to have the same interest as shareholders.

•	We will vote for increased diversity, including qualified women and ethnic minorities, on Boards.

•	We will vote case-by-case on proposals that seek to change the size or range of the Board.

Independent Accountants

•

Significant fees from services other than auditing can diminish the independence of the audit. We will vote for the ratification of the company’s auditor unless we have reason to believe that the independence of the audit may be compromised. We will vote against ratification of the auditors when consulting fees exceed audit fees.

Reincorporation

•	We will consider changes in the state of incorporation on a case-by-case basis and evaluate the economic benefits of and business reasons for reincorporation.

•	We will vote against resolutions to allow U.S.-based corporations to reincorporate overseas.

Shareholder Rights

Cumulative Voting

•	We will vote for bylaws requiring cumulative voting so that minority opinions can be represented on the Board.

Confidential Voting

•	We will vote for confidential voting to prevent management from identifying dissenting shareholders before the final vote count in an attempt to convince them to change their votes.

Dual Classes of Stock

•

To maintain corporate control in the hands of a certain group of shareholders, companies may seek to create multiple classes of stock with different voting rights. The Funds will vote against dual classes of stock.

Ability to Call Meetings

•	We will vote against proposals that limit a shareholder’s right to call special meetings because matters may arise between annual meetings.

Equal Access to Proxies

•	We will vote for proposals to allow shareholders space in proxy statements to state their views on contested issues.

•	We will vote for proposals to allow shareholders to nominate Director candidates on the company proxy as long as nominators own a substantial amount of stock and the nomination is not a frivolous one.

Compensation

Executive Compensation

•	We will vote on limits to executive compensation on a case-by-case basis.

•

We will vote for shareholder resolutions requesting companies to review and report on executive compensation. We will also vote for resolutions to review executive compensation as it relates to non-financial performance such as diversity, labor and human rights, environment, community relations, predatory lending, improvements in healthcare quality and other social issues.

Severance Packages

•	We will vote against severance that exceeds 2.5 times annual salary and bonus.

•

We will vote for shareholder proposals to take a shareholder vote on severance packages. We support the right of shareholders to vote on golden parachutes which we believe go above and beyond ordinary compensation practices. We take into account total management compensation, the employees covered by the plan and the quality of management.

Stock Options

•

We will vote on stock option plans on a case-by-case basis and consider voting and earnings dilution. We will vote for Employee Stock Ownership Plans (ESOPs) to promote employee ownership unless they cause excessive dilution or are heavily weighted toward top management.

•	We will vote against the repricing of out-of-the-money stock options and stock options with exercise prices set below the stock’s market price on the day of the grant.

•	We will vote for the use of performance-based stock options which tie executive compensation more closely to company performance.

•	We will vote for expensing stock options as a cost in determining operating income because we believe that not expensing stock options overstates earnings.

Changes in Capital Structure

Increase Authorized Common Stock

•	We will vote for the authorization of additional common stock necessary to facilitate a stock split.

•	We will consider all other proposals for the authorization of additional common stock on a case-by-case basis.

Reverse Stock Split

•	We will consider management proposals to implement a reverse stock split on a case-by-case basis.

Share Repurchase

•	We will vote for management proposals to institute open-market share repurchase plans.

Issuance of Preferred Stock

•

We will consider the issuance of preferred stock on a case-by-case basis. We will examine the purpose and terms such as voting, dividend and conversion rights of the stock. In the event of proposals seeking to create blank check preferred stock to be used as a takeover defense or carrying superior voting rights, we will vote against these proposals.

Pre-emptive Rights

•

We will consider on a case-by-case basis proposals to create or abolish pre-emptive rights which allow shareholders to participate proportionately in any new issues of stock of the same class. We will take into account the size of a company and the characteristics of its shareholder base.

Mergers, Acquisitions and Other Corporate Restructurings

•

We consider mergers and acquisitions on a case-by-case basis and evaluate the terms of each proposal, the potential long-term value of the investment and the financial, strategic and operational benefits. Likewise, we will vote on a case-by-case basis on corporate restructuring proposals, such as leveraged buyouts, spin-offs, liquidations and asset sales.

Anti-Takeover Provisions

•	We will vote against staggered boards which deter unwanted takeovers because a potential acquirer would have to wait at least two years to gain a majority of Board seats.

•	We will vote against poison pills and authorization to issue stock in an effort to avoid a takeover.

•	We will vote against supermajority provisions which generally require at least a two-thirds affirmative vote for passage of issues.

III. Conflicts of Interest

There may be instances where our interests conflict, or appear to conflict, with client interests. For example, we may manage a pension plan for a company whose management is soliciting proxies. There may be a concern that we would vote in favor of management because of our relationship with the company. Or, for example, we (or our senior executive officers) may have business or personal relationships with corporate directors or candidates for directorship.

Our duty is to vote proxies in the best interests of our clients and Fund shareholders. Therefore, in situations where there is a conflict of interest, we will take one of the following steps to resolve the conflict:

1.	Vote the securities based on a pre-determined voting policy if the application of the policy to the matter presented involves little discretion on our part;

2.	Refer the proxy to the client or to a fiduciary of the client for voting purposes;

3.	Suggest that the client engage another party to determine how the proxy should be voted; or

4.	Disclose the conflict to the client or, with respect to a Fund, the Funds’ Independent Trustees and obtain the client’s or Trustees’ direction to vote the proxies.

IV. Recordkeeping

We will maintain the following records with respect to proxy voting:

•	a copy of our proxy voting policies and procedures;

•	a copy of all proxy statements received (Parnassus Investments may rely on a third party or the SEC’s EDGAR system to satisfy this requirement);

•	a record of each vote cast on behalf of a client (Parnassus Investments may rely on a third party to satisfy this requirement);

•	a copy of any document prepared by Parnassus Investments that was material to making a voting decision or that memorializes the basis for that decision; and

•

a copy of each written client request for information on how we voted proxies on the client’s behalf, and a copy of any written response to any (written or oral) client request for information on how we voted proxies on behalf of the requesting client.

These books and records shall be made and maintained in accordance with the requirements and time periods provided in Rule 204-2 of the Investment Advisers Act of 1940.

IV. Disclosure to the Board of Trustees of the Funds

We will disclose to the Board of Trustees of the Funds how they can obtain information from us on how client and Fund portfolio securities were voted. This disclosure will be made annually. We will provide a summary of these proxy voting policies and procedures to the Board of Trustees of the Funds, and, upon request, will provide them with a copy of the same.

PART C

OTHER INFORMATION

Item 28.	Exhibits.

(a)	Declaration of Trust – filed 4/18/00; Supplemental Declaration of Trust – filed 2/11/05; and Written Instrument Designating and Establishing New Series – filed herewith.

(b)	By-laws – filed 4/17/03.

(c)	Rights of Shareholders – filed 4/23/02.

(d)	Investment Advisory Agreement – filed 4/30/07 and Investment Advisory Agreement for Parnassus Asia Fund – filed herewith.

(e)	Distribution Agreement and Dealer Agreement – filed 4/30/09.

(g)	Custodian Agreement – filed 3/1/10.

(h)(1)	Agreement for Transfer Agent Services and Accounting and Administrative Services – filed 4/30/07.

(h)(2)	Amended and Restated Shareholder Servicing Plan and Agreement – filed herewith.

(h)(3)	Amendment to Agreement for Transfer Agent and Pricing Services – filed 4/23/02.

(i)	Opinion of Foley & Lardner LLP – filed herewith.

(j)	Consent of Deloitte & Touche LLP – filed herewith.

(p)	Code of Ethics of Registrant, Parnassus Income Funds, Parnassus Investments and Parnassus Funds Distributor – filed 4/29/11.

(q)(1)	Power of Attorney – filed 4/25/05.

(q)(2)	Power of Attorney – filed 2/14/13.

Item 29.	Persons Controlled by or under Common Control with Registrant.

Registrant is not controlled by or under common control with any other person, except to the extent Registrant may be deemed to be under common control with Parnassus Income Funds by virtue of having the same individuals as Trustees.

Item 30.	Indemnification.

Under the provisions of the Registrant’s Declaration of Trust, the Registrant will indemnify its present or former Trustees, officers, employees and certain other agents against liability incurred in such capacity except that no such person may be indemnified if there has been an adjudication of liability against that person based on a finding of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Item 31.	Business and Other Connections of the Investment Adviser.

The Registrant’s investment adviser, Parnassus Investments, is the investment adviser to Parnassus Income Funds.

Item 32.	Principal Underwriters.

(a)	Parnassus Funds Distributor serves as underwriter for both Parnassus Income Funds and the Registrant.

(b)	The officers and directors of Parnassus Funds Distributor are as follows:

Name and Principal Business Address	Position with Distributor	Position with Registrant
Jerome L. Dodson 1 Market Street Suite 1600 San Francisco, CA 94105	Chairman, Chief Executive Officer, President and Director	President and Trustee

Thao Dodson 1 Market Street Suite 1600 San Francisco, CA 94105	Director	None

Marc C. Mahon 1 Market Street Suite 1600 San Francisco, CA 94105	Chief Financial Officer, Treasurer and Director	Principal Accounting Officer and Treasurer

John V. Skidmore II 1 Market Street Suite 1600 San Francisco, CA 94105	Chief Compliance Officer and Secretary	Chief Compliance Officer and Assistant Secretary

Name and Principal Business Address	Position with Distributor	Position with Registrant
Benjamin E. Allen 1 Market Street Suite 1600 San Francisco, CA 94105	Vice President and Director	None

Minnie Chen 1 Market Street Suite 1600 San Francisco, CA 94105	Assistant Treasurer	None

Marie Lee 1 Market Street Suite 1600 San Francisco, CA 94105	Assistant Secretary	None

(c)	None.

Item 33.	Location of Accounts and Records.

All accounts, books and records are in the physical possession of Jerome L. Dodson at Registrant’s headquarters at 1 Market Street, Suite 1600, San Francisco, CA 94105.

Item 34.	Management Services.

Discussed in Part A and Part B.

Item 35.	Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City and County of San Francisco and the State of California on the 30th day of April 2013.

PARNASSUS FUNDS
(Registrant)

By:	/s/ Jerome L. Dodson
Jerome L. Dodson, President

Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed by the following persons in the capacities and on the date(s) indicated.

Signature	Title	Date

/s/ Jerome L. Dodson Jerome L. Dodson	Principal Executive Officer And Trustee	April 30, 2013

/s/ Marc C. Mahon Marc C. Mahon	Principal Financial and Accounting Officer	April 30, 2013

Donald V. Potter+	Trustee	*

Herbert A. Houston+	Trustee	*

Jeanie S. Joe+	Trustee	*

Donald J. Boteler+	Trustee	*

+By:	/s/ Jerome L. Dodson
Jerome L. Dodson
Attorney-in-Fact*

*	Signature is affixed as of February 12, 2013. Power of attorney filed as an exhibit.

Signature Page

EXHIBIT INDEX

Exhibit No.	Description

(a)	Declaration of Trust*; Supplemental Declaration of Trust*; and Written Instrument Designating and Establishing New Series – filed herewith

(b)	Bylaws*

(c)	Rights of Shareholders*

(d)	Investment Advisory Agreement* and Investment Advisory Agreement for Parnassus Asia Fund – filed herewith

(e)	Distribution Agreement and Dealer Agreement*

(g)	Custodian Agreement*

(h)(1)	Agreement for Transfer Agent Services and Accounting and Administrative Services*

(h)(2)	Amended and Restated Shareholder Servicing Plan and Agreement – filed herewith

(h)(3)	Amendment to Agreement for Transfer Agent and Pricing Services*

(i)	Opinion of Foley & Lardner LLP – filed herewith

(j)	Consent of Deloitte & Touche LLP – filed herewith

(k)	None

(l)	None

(m)	None

(n)	None

(p)	Code of Ethics*

(q)(1)	Power of Attorney*

(q)(2)	Power of Attorney*

*	Filed previously.

Exhibit Index